UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Tompkins Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑  No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

April 1, 2016

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

OF TOMPKINS FINANCIAL CORPORATION

The Annual Meeting of Shareholders (the “Annual Meeting”) of Tompkins Financial Corporation (the “Company”) will be held on Monday, May 9, 2016 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, for the following purposes:

1.	To elect fourteen (14) Directors for a term of one year expiring in 2017;

2.	To approve amendments to the Company’s 2009 Equity Plan, including the approval of 700,000 additional shares for issuance thereunder and re-approval of the Internal Revenue Code Section 162(m) performance criteria;

3.	To ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2016;

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors (the “Board”) has fixed the close of business on March 14, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting. A shareholders’ information meeting for our shareholders in western New York will be held at 5:30 p.m. on May 17, 2016, at the Genesee Country Village & Museum, 1410 Flint Hill Rd., Mumford, New York, 14511. A shareholders’ information meeting for our shareholders in Pennsylvania will be held at 4:30 p.m. on May 24, 2016, at the DoubleTree by Hilton Hotel Reading, 701 Penn St., Reading, Pennsylvania, 19601. A shareholders’ information meeting for our shareholders in the Hudson Valley will be held at 6:00 p.m. on May 26, 2016, at Mt. Kisco Country Club, 10 Taylor Rd., Mt. Kisco, New York, 10549.

Enclosed with this notice are a Proxy Statement, a Form of Proxy and return envelope, instructions for voting by telephone or the Internet, the Company’s Annual Report on Form 10-K for fiscal year 2015, and the Company’s 2015 Corporate Report to shareholders. Please refer to the enclosed Proxy Statement with respect to the business to be transacted at the Annual Meeting.

The Board of Directors unanimously recommends that you vote “FOR” all of the proposals described above. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, you are urged to read and carefully consider the enclosed Proxy Statement. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed Form of Proxy in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of the Company prior to the Annual Meeting, or by attending the Annual Meeting and filing a written notice of revocation with the Corporate Secretary at the Annual Meeting prior to the vote and voting in person.

By Order of the Board of Directors,

/S/ Thomas R. Rochon	/S/ Kathleen A. Manley
Thomas R. Rochon	Kathleen A. Manley
Chairman	Asst. Vice President & Corporate Secretary

TOMPKINS FINANCIAL CORPORATION, THE COMMONS, P.O. BOX 460, ITHACA, NEW YORK 14851 (607) 273-3210

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD MAY 9, 2016

This Proxy Statement, the Company’s Annual Report on Form 10-K, and the Company’s Corporate Report to shareholders are available under the “SEC Filings” tab at www.tompkinsfinancial.com.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 2016

This Proxy Statement together with the Form of Proxy is being mailed to shareholders on or about April 1, 2016 in connection with the solicitation by the Board of Directors of Tompkins Financial Corporation (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York on Monday, May 9, 2016 at 5:30 p.m.

Voting

Only shareholders of record at the close of business on March 14, 2016 will be entitled to vote. On March 14, 2016, there were 15,022,239 shares of the Company’s common stock, par value $0.10 per share (our “common stock”), outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Shareholders whose shares are registered in their own names may vote by mailing a completed proxy, via the Internet or by telephone, or by voting in person at the Annual Meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed Form of Proxy. To vote by mailing a proxy, sign and return the enclosed Form of Proxy in the enclosed pre-addressed postage-paid envelope. Shares of common stock covered by a proxy that is properly executed and returned will be voted and, if the shareholder who executes such proxy specifies therein how such shares shall be voted on such proposals, the shares will be voted as so specified. Executed proxies with no instructions will be voted “FOR” each proposal for which no instruction is given. Other than the election of Directors, the proposal to amend the Company’s 2009 Equity Plan, and the proposal to ratify the appointment of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2016, the Board is not aware of any other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the Board intends that the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on any such matters in accordance with the judgment of the person or persons acting under the proxy.

The presence of a shareholder at the Annual Meeting will not automatically revoke a proxy previously delivered by that shareholder. A shareholder may, however, revoke his or her proxy at any time prior to its exercise by: (1) delivering to the Corporate Secretary a written notice of revocation prior to the Annual Meeting, (2) delivering to the Corporate Secretary a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and filing a written notice of revocation with the Corporate Secretary at the Annual Meeting prior to the vote and voting in person.

The presence, in person or by proxy, of the holders of at least a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting.

Vote Required and Board Recommendations

Proposal No. 1	Vote Required	Board of Directors Recommendation
Election of Directors	A plurality of votes cast by holders of common stock entitled to vote thereon	“FOR” all Director nominees

Proposal No. 2	Vote Required	Board of Directors Recommendation
Approval of Amendments to Company’s 2009 Equity Plan including the addition of 700,000 shares of common stock and re-approval of the Internal Revenue Code Section 162(m) performance criteria.	A majority of votes cast by the holders of common stock entitled to vote thereon.	“FOR” approval of the Amendments to the Company’s 2009 Equity Plan including the addition of 700,000 shares of common stock and re-approval of the Internal Revenue Code Section 162(m) performance criteria.

Proposal No. 3	Vote Required	Board of Directors Recommendation
Ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2016.	A majority of votes cast by the holders of common stock entitled to vote thereon	“FOR” the ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2016.

1

Abstentions and Broker Non-votes

At the Annual Meeting, abstentions, in person or by proxy, and broker non-votes will each be counted for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. At the Annual Meeting, broker non-votes and abstentions will have no effect on the outcome of any of the Company’s proposals.

Solicitation of Proxies

The total cost of solicitation of proxies in connection with the Annual Meeting will be borne by the Company. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies for the Annual Meeting personally or by telephone or electronic communication without additional remuneration. The Company will also provide brokers and other record owners holding shares in their names or in the names of nominees, in either case which are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

2

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, 14 Directors will be elected for a one-year term expiring at the 2017 Annual Meeting, and with respect to each Director, until his or her successor is elected and qualified. All 14 Director nominees—John E. Alexander, Paul J. Battaglia, Daniel J. Fessenden, James W. Fulmer, Carl E. Haynes, Susan A. Henry, Patricia A. Johnson, Frank C. Milewski, Sandra A. Parker, Thomas R. Rochon, Stephen S. Romaine, Michael H. Spain, Alfred J. Weber and Craig Yunker—are currently serving as Directors. Their terms expire in 2016, and each is standing for re-election at the Annual Meeting. Each Director was identified and nominated by the Nominating and Corporate Governance Committee for election at the Annual Meeting. The 14 nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected to the Board. The persons named in the Proxy to represent shareholders at the Annual Meeting are Francis M. Fetsko and Kathleen A. Manley. The Proxies will vote as directed and, in the absence of instructions, will vote the shares represented by the Proxies in favor of the election of nominees named below.

In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who may be designated by the Board, upon recommendation of the Nominating and Corporate Governance Committee, to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a Director.

Vote Required and Recommendation

A plurality of votes cast by holders of shares of common stock entitled to vote thereon is required to elect the nominees. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

The following table sets forth each Director nominee and each continuing Director and includes such person’s name, age, the year he or she first became a Director and whether he or she has been determined to be an Independent Director, as that term is defined in the listing standards of the NYSE MKT LLC Company Guide. Biographies of the Director nominees follow the table. Unless otherwise indicated, all Directors have been employed in their current positions for at least five years. The nominees identified below as “Independent” are referred to in this Proxy Statement as the Independent Directors.

Name	Age	Year First Elected Director		Term to Expire	Independent(1)
Board Nominees for Terms to Expire in 2017:
John E. Alexander	63	1993	(2)	2016	Yes
Paul J. Battaglia	64	2010		2016	Yes
Daniel J. Fessenden	50	2009		2016	Yes
James W. Fulmer	64	2000		2016	No
Carl E. Haynes	71	1996	(3)	2016	Yes
Susan A. Henry	69	2010		2016	Yes
Patricia A. Johnson	60	2006		2016	Yes
Frank C. Milewski	65	2012		2016	Yes
Sandra A. Parker	68	2010		2016	Yes
Thomas R. Rochon	63	2009		2016	Yes
Stephen S. Romaine	51	2007		2016	No
Michael H. Spain	58	2000		2016	No
Alfred J. Weber	63	2012		2016	Yes
Craig Yunker	65	2000		2016	Yes

(1)	Independence has been affirmatively determined by the Company’s Board of Directors in accordance with Section 803A of the listing standards of NYSE MKT LLC Company Guide.

(2)	Served as a Director of Tompkins Trust Company, prior to the formation of Tompkins Financial Corporation in 1995.

(3)	Served as a Director from 1996 until 2000, and was re-appointed on February 20, 2007.

3

Director Qualifications, including Director Nominees

The following paragraphs provide information as of the date of this Proxy Statement regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a Director. The information presented includes information each Director has given us about positions he or she holds, his or her principal occupation and business experience for the past five years, certain non-profit boards on which he or she serves, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.

John E. Alexander has served as a Director of the Company since 1995 and as a Director of Tompkins Trust Company since 1993. Mr. Alexander was a principal shareholder and served as President and Chief Executive Officer of The CBORD Group, Inc. (“CBORD,”) a computer software company which Mr. Alexander founded in 1975, until July 1, 2004. Mr. Alexander served as Chairman of the Board of CBORD through February 2008. Prior to CBORD, Mr. Alexander was a Vice President in the Money Market Division of Bankers Trust Company. He currently serves on the Board of the Food Bank of the Southern Tier, is a Director Emeritus of the United Way of Tompkins County, and Trustee Emeritus and Presidential Councilor of Cornell University. We believe Mr. Alexander’s qualifications to sit on our Board of Directors include his executive leadership and management experience, as well as the financial expertise he has brought to bear during nearly two decades of board service with our organization. In addition, Mr. Alexander has a long track record of community involvement in the Ithaca area, including the aforementioned service on the Board of the United Way of Tompkins County and as Trustee Emeritus of Cornell University. He also chaired the Audit Committee of Cornell University, leading the university through the process of compliance with the requirements of the Sarbanes-Oxley Act of 2002.

Paul J. Battaglia has served as a Director of the Company since 2010 and was a Director of TFA Management, Inc. f/k/a AM&M Financial Services, Inc. from April-December 2010. He was re-appointed as a Director of TFA Management, Inc. in April 2014. He has served as a Director for Tompkins Bank of Castile since January 2011. He became Chairman of the Audit Committee in May 2011. In 2015, he was appointed to the Board of Directors of Tompkins Financial Advisors and to the Credit Oversight Committee. Mr. Battaglia is a Managing Director of Freed Maxick CPAs, P.C., a 300-person public accounting firm headquartered in Western New York. As a Managing Director, Mr. Battaglia consults on various transactions, including mergers and acquisitions, design and implementation of financing plans, estate planning and business succession planning. Among his other professional qualifications, he is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He also serves on Freed Maxick’s Executive and Compensation Committee, and is a trustee for Freed Maxick’s retirement plan. Mr. Battaglia currently serves as a Commissioner and Vice Chairman of the Rochester Genesee Regional Transportation Authority and the Chairman of the Board of Directors of the Genesee County Economic Development Center. Mr. Battaglia has served as a director or volunteer for over 30 not-for-profit or educational organizations. In 2010, Mr. Battaglia received the “Distinguished Citizen” award from the Boy Scouts of America (Iroquois Trail Council), was named the Honorary Chairman of the Centennial Celebration for the city of Batavia, New York in 2015, and has received numerous other community recognitions. We believe Mr. Battaglia’s qualifications to sit on our Board of Directors include his 42 years of experience with public and financial accounting matters for complex financial organizations. He has acquired a deep understanding of the Western New York business environment during his years of working with commercial clients in the region. We note that Mr. Battaglia has demonstrated significant involvement with local civic organizations through his years of service on the above-referenced boards of directors.

Daniel J. Fessenden has served as a Director of the Company since 2009, as a Director of Tompkins Trust Company since January 2009, and as a Director of TFA Management, Inc. since 2011. Mr. Fessenden served as a member of the New York State Assembly from 1993 to 1999. He currently serves as the Executive Director of the Fred L. Emerson Foundation, a fourth-generation family foundation located in Auburn, New York. From 2004 to 2006 he served as the founding Executive Director of the Cornell Agriculture & Food Technology Park, Geneva, New York. Prior to 2004, Mr. Fessenden served as a key member of the government relations team for the Carrier Corporation, Syracuse, New York. Mr. Fessenden has been actively engaged with various business, civic and educational organizations throughout the Central New York region for more than 25 years. In addition to serving as a director of Midstate Mutual Insurance Company, he is a member of the Cornell University Council, and also serves on the Board of Trustees of Wells College. We believe Mr. Fessenden’s qualifications to sit on our Board of Directors include his extensive experience in government and public service, his executive experience in the private sector, his active engagement with civic organizations, and his deep connections to the Central New York business community.

James W. Fulmer served as President of the Company from 2000 through 2006, has served as a Director of the Company since 2000, and Vice Chairman of the Company since January 1, 2007. He serves as the Chairman of Tompkins Bank of Castile, and has served in such capacity since 1988. Mr. Fulmer previously served as President and Chief Executive Officer of the Bank of Castile from 1988 until his retirement on December 31, 2014. Mr. Fulmer also serves as a Director of Tompkins Mahopac Bank and Tompkins VIST Bank; and Chairman and Director of Tompkins Insurance Agencies, Inc. He served as the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation from 1991 until its merger with the Company in 1999. He has served as a member of the Board of Directors of the Federal Home Loan Bank of New York since January 2007, and has served as Vice Chairman since January 2015 Mr. Fulmer is a past President of the Independent Bankers Association of New York State, and he also actively serves as a member of the Board of Directors of Erie and Niagara Insurance Association of Williamsville, the Cherry Valley Cooperative Insurance Company of Williamsville, the United Memorial Medical Center, and as Chairman of the WXXI Public Broadcasting Council. We believe Mr. Fulmer’s qualifications to sit on our Board of Directors include his nearly 40 years of experience in the banking industry, including service as our Vice Chairman, and as the former President and Chief Executive Officer of Tompkins Bank of Castile. Mr. Fulmer is also actively involved with the prominent Western New York community organizations described above.

4

Carl E. Haynes served as a Director of the Company from 1996 until 2000 and was re-appointed on February 20, 2007. He has served as a Director of Tompkins Trust Company since 1996. Dr. Haynes has been President of Tompkins Cortland Community College since 1995, and he served as Chairman of the Board of Directors of Cayuga Medical Center until May 2007. He also serves on the Board of Directors of the TC3 Foundation, REV Incubator Board, HERDI (Higher Education Research Development Institute) Board, Therm, Inc., CNY Regional Alliance, Cortland County Business Development Corporation, Cayuga-Cortland Workforce Investment Board, Tompkins County Area Development Corporation, and Tompkins County Workforce Investment Board, among others. We believe Dr. Haynes’ qualifications to sit on our Board of Directors include his over 15 years of service as a Bank Director for Tompkins Trust Company, as well as his executive experience leading a large, non-profit educational organization. Additionally, Dr. Haynes has demonstrated civic leadership through service on the boards of many local charitable and business-related organizations.

Susan A. Henry has served as a Director of the Company since 2010 and as a Director of Tompkins Trust Company since April 2010. Dr. Henry is the Ronald P. Lynch Dean emerita, College of Agriculture and Life Sciences, Cornell University, where she is a Professor of Molecular Biology and Genetics. Prior to her appointment at Cornell, Dr. Henry was Dean of Science of the Mellon College of Science at Carnegie Mellon University. Dr. Henry is a member of the Board of Directors of Seneca Foods Corporation (NASDAQ: SENEA), where she serves on the Compensation and Nominating Committee; and she is also a member of the Board of Directors of Agrium, Inc. (NYSE: AGU), where she serves on the Governance Committee and the Human Resources and Compensation Committee. We believe Dr. Henry’s qualifications to sit on our Board of Directors include her extensive experience in the management and administration of a large non-profit organization, coupled with the regulatory and compliance experience she has gained while serving on the boards of other publicly-traded companies.

Patricia A. Johnson has served as a Director of the Company since 2006, and served as a Director of Tompkins Trust Company from 2002 to 2014. In January 2014, Ms. Johnson became the Vice President for Finance and Administration with Lehigh University in Bethlehem, PA. She has served as a Director of Tompkins VIST Bank since April 2014. She had previously been with Cornell University, starting as the Assistant Treasurer in 1995, and later serving as Associate Vice President & Treasurer. She is currently a Director and the Finance Chair for Market Matters, a not for profit located in Ithaca, New York which provides business training to residents of South Africa. She also serves as Director, Manufacturers’ Resource Center; Director, Ben Franklin Technology Partners of Northeastern Pennsylvania; and Director, Centennial School. She was also a member of the NACUBO Accounting Principles Council and the Association for Financial Professionals. We believe Ms. Johnson’s qualifications to sit on our Board of Directors include her accounting expertise and her ability to understand and evaluate the Company’s complex financial operations, based in part on her prior work in the banking industry. In addition, Ms. Johnson has demonstrated civic leadership through service on the boards of many local charitable organizations.

Frank C. Milewski has served as a Director of the Company since August 2012, when he was appointed by the Board to fill a vacancy following the Company’s acquisition of VIST Financial Corporation (“VIST”) in 2012. Mr. Milewski served as Vice Chairman of the Board of VIST from 2007 to 2012, where he served as a director from 2002 until its acquisition by the Company. Mr. Milewski served as a director of Merchants Bank from 1985 until VIST acquired Merchants in 1999. He has served as a Director on the Board of Directors of Tompkins VIST Bank since 1999. Mr. Milewski is Regional Vice President of Molina Health Care (NYSE: MOH) which provides and manages government-sponsored social services. Formerly, he was the Regional President of Providence Service Corporation, (NASDAQ: PRSC) prior to its acquisition by Molina, and was the founder, President and Chief Executive Officer of The ReDCo Group prior to its acquisition by Providence Service Corporation in 2004. Mr. Milewski is responsible for oversight and direction of Molina’s separate operating companies in the northeast region. Mr. Milewski currently serves as a member of the Schuylkill Economic Development Corporation (SEDCO’s) Board of Directors and as such is involved in fostering economic growth, development, and job creation in the greater Schuylkill County region. Previously he served on a number of community-oriented not-for-profit boards and currently serves as a member of the non-profit Board of Directors of Consolidated Training and Services Corporation. We believe Mr. Milewski’s qualifications to sit on our Board of Directors include his executive experience in a leadership position with a publicly-traded company, his prior service on VIST’s Audit/Examining Committee and the Tompkins VIST Bank Board of Directors, and his involvement with economic development and other civic engagement in the Schuylkill County region.

5

Sandra A. Parker has served as a Director of the Company since 2010 and as a Director of Tompkins Bank of Castile since April 2010. After ten years as Chief Executive Officer of the Rochester Business Alliance, Ms. Parker retired as of December 31, 2014. She remains active in the community with a focus on education. She is a founder of Unshackle Upstate, and serves on numerous local Boards of Directors, including The Children’s Agenda and The Center for Governmental Research. She is also a Trustee at Rochester Institute of Technology, Nazareth College of Rochester, and the University of Rochester. We believe Ms. Parker’s qualifications to sit on our Board of Directors include her extensive executive experience, particularly in human resource management, coupled with her strong connections to the business community of Western New York and her involvement with the civic organizations noted above.

Thomas R. Rochon has served as a Director of the Company since 2009, and was elected Chairman of the Board in May 2014. He has also served as a Director of Tompkins Trust Company since January 2009. In July 2008, Dr. Rochon was appointed President of Ithaca College. Prior to his appointment, he served from 2003 to July 2008 as the Executive Vice President and Chief Academic Officer for the University of St. Thomas in Minnesota, following a career as professor of political science on the faculties of Princeton University and Claremont Graduate University. From 2000 to 2003, he was the Executive Director of the Graduate Record Examinations program at the Educational Testing Service (ETS). He is on the Board of Directors of New York Campus Compact, an association of colleges and universities committed to community service. He is also actively involved with several local charitable organizations. We believe Dr. Rochon’s qualifications to sit on our Board of Directors include his many years of management experience, including as the President of Ithaca College, as well as an understanding of the challenges faced by organizations which operate in a heavily regulated sector.

Stephen S. Romaine has served as a Director of the Company since January 1, 2007. Mr. Romaine was appointed President and Chief Executive Officer of the Company effective January 1, 2007. He had served as President and Chief Executive Officer of Tompkins Mahopac Bank from January 1, 2003 through December 31, 2006. Prior to this appointment, Mr. Romaine was Executive Vice President, Chief Financial Officer of Mahopac National Bank. In addition to the Company Board, Mr. Romaine serves on the boards of each of its affiliates. Mr. Romaine currently serves on the Board of the New York Bankers Association, and was elected its Vice Chairman in February 2015. His civic involvement includes service as a member of the Board of Directors of the Ithaca Aviation Heritage Foundation, United Way of Tompkins County, and the TC3 Foundation, and service on the Endowment Committee of the Kitchen Theatre. We believe Mr. Romaine’s qualifications to sit on our Board of Directors include his more than 25 years as an executive in the financial services industry, including his current position as President and Chief Executive Officer of the Company.

Michael H. Spain has served as a Director of the Company since 2000, and as a Director of Tompkins Mahopac Bank since 1992. Mr. Spain serves as the President of the Spain Agency, an insurance agency located in Mahopac, New York which became wholly owned by Brown & Brown in 2015. Mr. Spain is also President of Sleeping Indian, LLC, and Trail Properties, Inc., real estate holding companies; and President of Wind River, LLC and Indian Paintbrush, LLC, companies engaged in real estate development. He has demonstrated civic leadership through service on the boards of several charitable organizations in the Hudson Valley, including past President of Mahopac Rotary, The Putnam Alliance, Putnam Independent Insurance Agencies, and has served on the Hudson Valley Hospital Board and Foundation and various United Way boards, along with over 20 years of service as a Tompkins Mahopac Bank Director. We believe Mr. Spain’s qualifications to sit on our Board of Directors include his extensive executive experience in the financial services industry.

Alfred J. Weber is President of Tweed-Weber, Inc., a management consulting firm, and has been a member of our Board of Directors since August 2012 when he was appointed by the Board to fill a vacancy following the VIST acquisition. Mr. Weber served as Chairman of the Board of VIST Financial Corporation from 2005 to 2012, where he served as a Director from 1995 until its acquisition by the Company in August, 2012. He currently serves on the Board of Directors of Tompkins VIST Bank, and has served as its Chairman since 2005. He has been in the consulting industry since 1974 and has been President of his own business since 1984. The fundamental focus of his work is to help clients build and implement strategies to gain and sustain competitive advantage in their marketplace. He has worked with hundreds of businesses, not-for-profit organizations, health and home care agencies, and associations across the country. Mr. Weber currently serves on the Boards of Berks County Community Foundation, Our City Reading, New Standard Corporation, St. Paul’s Lutheran Church, and Boscov’s LLC. He previously served on the Boards of Alvernia University, the United Way of Berks County, the Berks County Chamber of Commerce, the Berks County Workforce Investment Board, the Greater Berks Development Fund, and the Burn Prevention Foundation. We believe Mr. Weber’s qualifications to sit on our Board of Directors include his experience in leading change initiatives and his expertise in the area of strategic planning.

Craig Yunker has served as a Director of the Company since 2000 and as a Director of Tompkins Bank of Castile since 1991. He is the Managing Partner of CY Farms, LLC; CY Properties, LLC; CY Heifer Farm, LLC; and Batavia Turf, LLC; companies engaged in farming. Since 2001, he has served as a Trustee of Cornell University. Mr. Yunker is closely involved with the Western and Central New York business community, and he currently serves in leadership roles on both state and national agricultural organizations, including the New York State Agriculture Society, the Association of Agricultural Production Executives, and as a Trustee of the Farm Foundation. He is a Director of the Genesee County Economic Development Center and previously served as Chair of the Genesee County Legislature. Mr. Yunker also sits on the Board of Directors of Liberty Pumps, a manufacturing company in Bergen, New York. He was a delegate to the first New York State agricultural trade mission to Cuba in 2008. We believe Mr. Yunker’s qualifications to sit on our Board of Directors include his extensive executive experience, particularly in the agribusiness sector, and his corporate strategy acumen, along with over 20 years of service as a Tompkins Bank of Castile Director.

6

The names and ages of the Company’s executive officers, including the Named Executive Officers identified in the Summary Compensation Table in this Proxy Statement, their positions and offices held with the Company, their term of office and experience are set forth in Part I of the Company’s Annual Report on Form 10-K for the Company’s 2015 fiscal year, a copy of which is enclosed with this Proxy Statement.

Matters Relating To the Board of Directors

During fiscal 2015, the Board of Directors held four regular meetings and two strategic planning meetings. As a matter of practice the Independent Directors met in executive session at the end of each regular meeting, for a total of four meetings during 2015. During this period, all of the Directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board held during the periods that he or she served and the total number of meetings held by all committees of the Board on which each such Director served during the period that he or she served.

The Board currently maintains and appoints the members of the following six standing committees: Executive, Compensation, Audit/Examining, Nominating and Corporate Governance, Qualified Plans Investment Review, and Corporate Credit Oversight.

Board of Directors: Committee Membership

Director	Executive	Compensation	Audit/ Examining	Nominating/Corporate Governance	Qualified Plans Inv. Review	Corporate Credit Oversight
John E. Alexander	X	X	—	—	Chair	—
Paul J. Battaglia	X	—	Chair	—	—	X
Daniel J. Fessenden	—	—	X	—	—	—
James W. Fulmer	X	—	—	—	—	Chair
Carl E. Haynes	X	—	—	Chair	—	—
Susan A. Henry	—	—	—	X	X	—
Patricia A. Johnson	—	—	X	—	—	—
Frank C. Milewski	—	—	X	—	—	X
Sandra A. Parker	—	X	—	—	—	—
Thomas R. Rochon	Chair	X	—	X	—	—
Stephen S. Romaine	X	—	—	—	X	X
Michael H. Spain	X	—	—	—	X	—
Alfred J. Weber	—	—	—	X	—	—
Craig Yunker	X	Chair	—	X	—	—

The Board has adopted a written charter for the Executive Committee. A copy of the Executive Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Executive Committee did not meet during fiscal 2015. The Executive Committee acts, as necessary, on behalf of the Board of Directors pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws.”)

The Board has adopted a written charter for the Compensation Committee (as used in this paragraph, the “Committee.”) A copy of the Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met four times during fiscal 2015. The Committee reviews executive performance and approves, or recommends to the Independent Directors for approval, salaries and other matters relating to executive compensation, except that the compensation of the Chief Executive Officer is determined by the Independent Directors upon recommendation by the Committee. It also administers the Company’s equity incentive plans, including reviewing and granting equity incentive awards to executive officers and other employees. The Committee also reviews and approves various other compensation policies and matters, senior management planning, and is responsible for ensuring that executive officers are compensated effectively, appropriately, and in a manner consistent with the Company’s objectives. Please see the heading “Role of the Compensation Committee, Management, and Consultants” on page 16 for information about this Committee’s responsibilities and activities. Each of the members of this Committee is an “Independent Director” as defined in Section 803A of the NYSE MKT LLC Company Guide, and also meets the heightened independence standards for compensation committee members set forth in NYSE MKT Rule 805(c).

7

The Board has adopted a written charter for the Audit/Examining Committee (as used in this paragraph, the “Committee.”) A copy of the Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met nine times during fiscal 2015. This Committee assists the Board in its general oversight of accounting and financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The responsibilities and activities of the Committee are described in greater detail in the “Report of the Audit/Examining Committee of the Board of Directors” included in this Proxy Statement. The Board has determined that Paul J. Battaglia, Daniel Fessenden, Patricia A. Johnson, and Frank C. Milewski each qualify as an “Audit Committee Financial Expert” as defined in Item 407(d) of Regulation S-K and that each of the members of the Audit/Examining Committee satisfies the independence standards applicable to Audit Committee members of Section 803 of the NYSE MKT LLC Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act.”)

The Board has adopted a written charter for the Nominating and Corporate Governance Committee (as used in this paragraph and in the next four paragraphs, the “Committee.”) A copy of the Committee’s charter is posted in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Committee met three times during the 2015 fiscal year. This Committee is responsible for assisting the Board in developing corporate governance policies and practices that comply with applicable laws and regulations, including NYSE MKT LLC listing standards and corporate governance requirements, and the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Committee is also responsible for identifying, evaluating and recommending qualified candidates for election to the Board. The Committee will evaluate candidates who are identified by shareholders, by other members of the Board, and occasionally by members of the Company’s leadership team, which is comprised of the Company’s executive officers. The same procedures are used to evaluate all candidates, regardless of the source of the recommendation. To be considered, each candidate must possess the following minimum qualifications and attributes: high personal values, judgment and integrity; an ability to understand the regulatory and policy environment in which the Company conducts its business; a demonstrated, significant engagement in one of the market areas served by the Company, based on one or more of the following within such market area—professional/business relationships, residence, and involvement with civic, cultural or charitable organizations; and experience which demonstrates an ability to deal with the key business, financial and management challenges that face financial service companies. The Committee believes that such connections with one of the Company’s local communities foster ties between the Company and that community, and also allow the Director to better understand the banking and financial services needs of its local stakeholders.

In identifying potential nominees, the Committee also considers whether a particular candidate adds to the overall diversity of the Board. The Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Board believes that the backgrounds and qualifications of the Directors, considered as a group, should comprise an array of experience, knowledge and abilities to allow the Board to most effectively carry out its responsibilities. Although the Committee does take diversity into account when evaluating a particular candidate, it is only one of several criteria used during the Committee’s assessment process, and the Committee has not formalized its diversity practices into a written policy.

While individual experiences and qualifications serve as a baseline for consideration, the Committee recognizes that the Board governs as a whole, and not as a collection of individuals. The effectiveness of the Board is not a function of the individual attributes of its members; rather, it depends on the overall chemistry of the Board. Therefore, the Committee assesses whether a particular candidate will be able to function within this broader context by evaluating his or her: ability to understand, and willingness to engage, the issues presented to the Board; ability to exercise prudence and judgment, but also decisiveness; and ability to effectively communicate his or her ideas to the other members of the Board. In the case of incumbent Directors, these assessments are made based on past experience with a particular Director and, in the case of first-time nominees, these issues are explored during the interview and vetting process described below.

Once the Committee has determined its interest in a potential nominee, it begins discussions with him or her as to his or her willingness to serve on the Board and one or more of the Company’s subsidiary boards and, for first-time nominees, an interview will be conducted. If the nominee is an incumbent Director, the Committee will consider prior Board performance and contributions as described above; in the case of a first-time nominee, the Committee will evaluate its discussions with the candidate, and the Committee may also seek to verify its preliminary assessment of the candidate by discussing his or her particular attributes with other appropriate parties who have had prior professional experiences with him or her. At the conclusion of this process, the Committee will recommend qualified candidates that best meet the Company’s needs to the full Board, which then selects candidates to be nominated for election at the next annual meeting of shareholders. The Committee uses the same process for evaluating all candidates, whether recommended by shareholders, directors or management. To be considered, shareholder nominations must be received by the Chairman of the Nominating and Corporate Governance Committee, Tompkins Financial Corporation, P.O. Box 460, Ithaca, NY, 14851, no later than December 1st of the year preceding the Annual Meeting at which such nominee is proposed to be nominated. The Company encourages all Board members to own at least 2,000 shares of the Company’s common stock, which shares may be accumulated over a period of three years following a Director’s initial election to the Board. Shares held in a rabbi trust as deferred stock compensation for a given Director are included in this calculation.

8

The Board has adopted a written charter for the Qualified Plans Investment Review Committee (as used in this paragraph, the “Committee.”) This Committee met two times during fiscal 2015, and it is responsible for reviewing and setting the investment goals and objectives of the Tompkins Financial Corporation Retirement Plan, monitoring the performance of the third-party investment manager engaged to invest plan assets, and overseeing changes to plan holdings.

The Board has adopted a written charter for the Corporate Credit Oversight Committee (as used in this paragraph, the “Committee.”) This Committee met five times in 2015, and is charged with the general oversight of the commercial, consumer and residential mortgage portfolios across the affiliates of the Company. In addition, the Committee will be asked to approve larger commercial relationships in excess of $20 million in borrowings.

Director Compensation

It is the general policy of the Board that employee directors are not paid for their service on the Company’s Board of Directors beyond their regular employee compensation.

2015 Director Compensation

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
	($)	($)	($)	($)
Alexander	—	38,450	—	38,450
Battaglia	—	59,150	—	59,150
Fessenden	27,035	25,415	—	52,450
Fulmer	50,000	—	—	50,000
Hardie(3,4)	7,389	—	20,800	28,189
Haynes	28,025	17,075	—	45,100
Henry	—	37,400	—	37,400
Johnson	41,350	—	—	41,350
Milewski	52,900	—	—	52,900
Parker	36,025	—	—	36,025
Rochon	—	79,500	—	79,500
Spain, M.	19,000	19,950	—	38,950
Spain, Wm(4).	23,739	—	—	23,739
Weber	15,925	23,625	—	39,550
Yunker	—	44,000	—	44,000

(1)	Amounts disclosed for certain Directors include cash compensation for service on subsidiary boards. For a more detailed discussion of such fees, see “Subsidiary Board Service Compensation” below.

(2)	The stock awards disclosed here reflect grant date fair value in accordance with ASC Topic 718, and were earned by the Directors and deferred under Tompkins’ Amended and Restated Plan for Eligible Directors of Tompkins Financial Corporation and Wholly-Owned Subsidiaries (the “Retainer Plan.”) The stock awards under the Retainer Plan are discussed in more detail below under the heading “Timing and Manner of Payment of Director Compensation.” Dividends are reinvested pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan.

(3)	Represents compensation for Mr. Hardie’s service as a producer for Tompkins Insurance Agencies.

(4)	Retired from the Company’s Board of Directors in May 2015.

Effective January 1, 2015, the Company’s non-employee Directors were compensated for service on the Board as follows. An annual $13,800 retainer payable in quarterly installments of $3,450 each was paid at the beginning of each quarter to non-employee Directors. In addition, non-employee Directors received $1,325 for each of the four regularly-scheduled Board meetings the Director attended, as well as $800 for each Audit/Examining, Compensation, Nominating and Corporate Governance Committee or Credit Oversight Committee meeting attended and $425 for each Qualified Plans Investment Review Committee meeting attended. The Chair of the Audit/Examining Committee received an additional $10,600 annual fee paid in quarterly installments of $2,650, and the Chairs of the Compensation, and Nominating and Corporate Governance Committees received an additional $4,250 annual fee paid in quarterly installments of $1,062.50. The Chair of the Qualified Plans Investment Review Committee received an annual fee of $1,050 paid in quarterly installments of $262.50. All non-employee Directors’ fees paid for service on the Board were paid in cash or, if a valid election was made by the Director prior to January 1, 2015, such Directors’ fees were deferred pursuant to (i) the Retainer Plan or (ii) pursuant to a Deferred Compensation Agreement. In addition to these fees, Directors are eligible to receive equity awards granted pursuant to the Company’s 2009 Equity Plan, though none were issued to Directors during fiscal 2015.

9

 In lieu of any retainer, Board meeting and/or committee fees, an annual retainer was paid in deferred stock to Thomas R. Rochon in 2015 for his service as Chairman of the Tompkins Financial Corporation Board of Directors in the amount of $79,500 paid in quarterly installments of $19,875. Effective January 1, 2015, in lieu of any Board meeting and/or committee fees, James W. Fulmer received $50,000 paid in quarterly installments of $12,500 for his service as Vice Chairman of the Board, plus continued use of a Company-owned vehicle and cellular device.

In 2015, the Nominating and Corporate Governance Committee undertook a review of Director compensation. Director fees had previously been evaluated in October 2013, with an increase implemented in 2014. The Committee reviewed our compensation practices and amounts against industry averages in comparable locations, and determined that a 5% increase was appropriate. Accordingly, effective January 1, 2016, the fees paid to the Company’s non-employee Directors were increased by 5%.

Subsidiary Board Service Compensation

Any non-employee member of the Company’s Board of Directors who also sits on the Board of Tompkins Bank of Castile received an additional annual $15,050 Board Retainer Fee paid in quarterly installments of $3,762.50. During 2015, Paul J. Battaglia, Sandra A. Parker, and Craig Yunker sat on the Board of Directors of Tompkins Bank of Castile. Any non-employee member of the Company’s Board of Directors who also sits on the Board of Tompkins Mahopac Bank received an additional annual Board Retainer Fee of $19,000 paid in quarterly installments of $4,750. During 2015, William D. Spain, Jr., and Michael H. Spain sat on the Board of Directors of Tompkins Mahopac Bank. Any non-employee member of the Company’s Board of Directors who also sits on the Board of Tompkins Trust Company received an additional annual $15,050 Board Retainer Fee paid in quarterly installments of $3,762.50. In addition, non-employee Directors who served on the Trust Committee and/or the Board Loan Committee of Tompkins Trust Company’s Board of Directors received fees of $425 per meeting attended, and the Chair of each of those committees received a $1,050 annual fee paid in quarterly installments of $262.50 at the beginning of each quarter. During 2015, John E. Alexander, Daniel J. Fessenden, Carl E. Haynes, Susan A. Henry, and Thomas R. Rochon sat on the Board of Directors of Tompkins Trust Company. Any non-employee member of the Company’s Board of Directors who also sits on the Board of Tompkins VIST Bank received an additional annual $15,050 Board Retainer Fee paid in quarterly installments of $3,762.50. The VIST Bank Board Chair received an annual fee of $3,000 paid in quarterly installments of $750. In addition, non-employee Directors who served on the Board Loan Committee of Tompkins VIST Bank’s Board of Directors received fees of $425 per meeting attended, and the Chair of that Committee received a $1,050 annual fee paid in quarterly installments of $262.50. During 2015, Frank C. Milewski and Alfred J. Weber sat on the Board of Directors of Tompkins VIST Bank. Mr. Hardie, who also sits on the Board of Tompkins Insurance, was not compensated for such service.

Timing and Manner of Payment of Director Compensation

All retainer and meeting fees for service on the Company’s Board, as well as service on the Board of Directors of one or more of our subsidiaries, are payable quarterly, either in cash or, if a timely election is made by the Director, in stock pursuant to the Retainer Plan. Non-employee Directors may also elect to receive compensation in deferred cash pursuant to a Deferred Compensation Agreement. If a Director elects to receive deferred stock compensation under the Retainer Plan, his or her fees are transferred to a Rabbi Trust. The trustee acquires shares of common stock pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan. A Director has no rights in or to the shares of common stock held in the Rabbi Trust until distribution is made in accordance with the Retainer Plan. An aggregate of 6,388 shares of common stock was acquired by the Rabbi Trust under the Retainer Plan in 2015 representing Board and committee fees and retainers paid and expensed in 2015.

Corporate Governance Matters

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines (the “Guidelines”), which reflect many of the Company’s long-standing practices, in order to strengthen our commitment to corporate governance best practices. A copy of the Guidelines is posted in the “Corporate Governance” section of our website (www.tompkinsfinancial.com). The Guidelines summarize the Company’s corporate governance practices and procedures, and the following issues, in addition to others, are covered in the Guidelines: board size; director independence; chairman independence; director retirement; director resignation following a change in job responsibility; director candidate identification and nomination; director common stock ownership; responsibilities of directors; meeting attendance; executive sessions of independent directors; Board committees; succession planning and management evaluation; director education; failure to receive a majority of votes cast; pledging/hedging policy; and board assessments. Our Nominating and Corporate Governance Committee periodically reviews the Guidelines and, as necessary or appropriate, recommends changes to the Guidelines.

10

Board and Director Assessments

The Board, under the leadership of the Nominating and Corporate Governance Committee, conducts annual self-evaluations to determine whether the Board and its committees are functioning effectively and in the best interests of the Company and its shareholders. Through this process, the Board also assesses Board composition by evaluating the qualifications, skills and experience of the Directors on the Board. As part of this annual self-assessment, Directors are able to provide feedback on the performance of other Directors. A summary of the results of the Board self-assessment and the individual self-assessments are reviewed by the Nominating and Corporate Governance Committee and the Board.

Shareholder Communications with Directors

Shareholders may communicate with the Company’s Board of Directors by writing to the following address: Board of Directors, Tompkins Financial Corporation, P.O. Box 460, Ithaca, New York 14851. All such communications from shareholders will be reviewed by the Chairman of the Board or the Chairman of the Nominating and Corporate Governance Committee, each of whom is an Independent Director, and, if s/he determines that a communication should be reviewed by the full Board, it will be presented to the Board for review and consideration.

Policy Regarding Director Attendance at Annual Meetings; Annual Meeting Attendance

The Board strongly encourages the attendance of all Directors at Annual Meetings. The Annual Meeting of Shareholders for fiscal 2014 was held on May 4, 2015 and eleven of our fourteen Directors were in attendance.

Code of Ethics

The Board has adopted the Tompkins Financial Corporation Code of Ethics for the Chief Executive Officer and Senior Financial Officers which applies to the Company’s Chief Executive Officer and Chief Financial Officer (who also serves as our principal accounting officer). A copy of the Code of Ethics is available in the “Corporate Governance” section of the Company’s website (www.tompkinsfinancial.com). The Company will post material amendments to or waivers from the Code of Ethics for the Chief Executive Officer and Senior Financial Officer at this location on its website.

Board Leadership Structure, Risk Oversight and Director Education

Presently, the roles of Chief Executive Officer and Chairman of the Board are separate, as the Board feels this offers advantages of including additional input and a range of prior experience within our leadership structure. However, no single leadership model is right for the Company at all times, and the Board does not have a policy that these roles will always be separate. The Board recognizes that other leadership models can be appropriate for the Company, given different circumstances.

The Board has an active role, both at the full Board and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding asset quality, capital, securities portfolio, liquidity, operations and other matters, as well as the risks associated with each. The Compensation Committee oversees risks associated with compensation arrangements and the Audit Committee oversees management of financial risks. The Board’s role in the risk oversight process has not directly impacted its leadership structure.

The Board is committed to ongoing director education. Our Nominating and Corporate Governance Committee maintains a list of pertinent topics, including topics on which our Directors have specifically requested additional information, and a different topic is typically covered at each Board meeting. In addition, Directors connect professional experiences and development or training opportunities from their full-time occupations, where relevant, to their work on the Board. These experiences are shared with fellow Directors.

Risk and Influence on Compensation Programs

The Board’s Compensation Committee also considers risk and its influence on the Company’s compensation programs. This Committee reviews each compensation element individually and in the aggregate to ensure that the overall compensation program provides a balanced perspective that ultimately aligns pay with performance while also ensuring bonus / incentive programs do not motivate inappropriate risk-taking. Since the bonuses are discretionary, the Committee has the ability to reduce bonus amounts should it be determined that certain actions or practices by the executive officers are promoting unnecessary or excessive risk. Equity award levels and practices are set to foster shared interests between management and shareholders, but are not considered by the Committee to be at levels that would drive inappropriate behavior. In the Committee’s judgment, the compensation policies and practices of the Company do not give rise to material risks.

11

In addition, we are subject to guidance issued by our primary banking regulators designed to ensure that incentive compensation arrangements at banking organizations appropriately tie rewards to longer-term performance and do not undermine the safety and soundness of the firm or create undue risks to the financial system. This guidance embodies three core principles, which are: (1) incentive compensation arrangements at a banking organization should provide employees incentives that appropriately balance risk and financial results in a manner that does not encourage employees to expose their organizations to imprudent risks; (2) these arrangements should be compatible with effective controls and risk management, and (3) these arrangements should be supported by strong corporate governance, including active and effective oversight by the organization’s board of directors. We believe that our incentive compensation programs are in compliance with this guidance.

Affirmative Determination of Director Independence

A majority of the Board of Directors, and each member of the Audit/Examining Committee, Compensation Committee, and Nominating and Corporate Governance Committee, is independent, as affirmatively determined by the Board, consistent with the criteria established by NYSE MKT LLC and as required by our Bylaws.

The Board has conducted an annual review of director independence for all current nominees for election as Directors and all continuing Directors. During this review, the Board considered transactions and relationships during the preceding three years between each Director or any member of his or her family and the Company, and its executive officers, subsidiaries, affiliates and principal shareholders, including those transactions and relationships described below under “Transactions with Related Persons.” The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that the Directors identified as “Independent” in the table on Page 3 meet the Company’s standard of independence.

12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information, as of March 14, 2016, with respect to the beneficial ownership of our common stock by: (1) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (2) each Director and nominee; (3) each executive officer named in the Summary Compensation Table, below; and (4) all executive officers and Directors as a group. Except as otherwise indicated, each of the shareholders named below has sole voting and investment power with respect to the outstanding shares of Common Stock beneficially owned.

	Common Stock Ownership
Directors, Nominees and Executive Officers	Phantom Stock Held in Deferred Trust(1)	Shares of Common Stock Beneficially Owned (2)		Percent of Class (2) (3)

John E. Alexander+	13,299	42,846	(4)	**
Paul J. Battaglia+	5,738	4,101	(5)	**
David Boyce*	—	26,772	(6)	**
Daniel J. Fessenden+	2,309	1,271		**
Francis M. Fetsko*	—	27,163	(7)	**
James W. Fulmer+	—	96,549	(8)	**
Scott Gruber*	—	10,768	(9)	**
Gregory J. Hartz*	—	22,929	(10)	**
Carl E. Haynes+	6,662	5,289		**
Susan A. Henry+	5,039	1,211		**
Patricia A. Johnson+	2,737	124		**
Frank C. Milewski+	—	17,814		**
Sandra A. Parker+	—	2,781		**
Thomas R. Rochon+	7,843	235	(11)	**
Stephen S. Romaine*+	—	96,826	(12)	**
Michael H. Spain+	5,722	175,584	(13)	1.17%
Alfred J. Weber+	1,859	10,789		**
Craig Yunker+	9,261	16,246		**
All Directors and executive officers as a group (23 persons)	60,470	688,796		4.15%

*	Named Executive Officer

+	Currently a Director of the Company and a Director Nominee

**	Less than 1 percent

(1)	Each share of phantom stock is the economic equivalent of one share of common stock. Phantom stock represents deferred stock compensation under the Amended and Restated Retainer Plan for Eligible Directors of Tompkins Financial Corporation and its Wholly-Owned Subsidiaries (the “Retainer Plan.”). These shares are held in a deferred trust account (the “Rabbi Trust”) pending distribution upon the occurrence of certain events specified in the Retainer Plan. The Director has no voting or investment power over the shares prior to such distribution. The shares of common stock held in deferred trust accounts for non-employee Directors are voted by Tompkins Trust Company (the “Trust Company”) as trustee of the Rabbi Trust.

(2)	Does not include shares of Phantom Stock held in the Rabbi Trust.

(3)	The number of shares beneficially owned by each person or group as of March 14, 2016, includes shares of common stock that such person or group had the right to acquire on or within 60 days after March 14, 2016, including, but not limited to, upon the exercise of options. For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 15,022,239 shares of common stock outstanding and entitled to vote on March 14, 2016 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after March 14, 2016. The percentages listed in this column do not include shares acquired pursuant to the Retainer Plan and held in the Rabbi Trust; Directors have no voting or investment power with respect to such shares. For a more detailed discussion of the Retainer Plan, refer to “Timing and Manner of Payment of Director Compensation,” Page 10. For a description of the vesting provisions for the restricted stock referenced in the footnotes below, see the “2015 Outstanding Equity Awards at Fiscal Year-End” table, below.

(4)	Includes 539 shares owned by Mr. Alexander’s spouse.

(5)	Shares owned by Mr. Battaglia’s spouse.

(6)	Includes 2,448 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,958 shares of restricted stock, and 4,201 shares that Mr. Boyce may acquire by exercise of options exercisable at March 14, 2016 or within 60 days thereafter.

(7)	Includes 7,254 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,958 shares of restricted stock, and 7,721 shares that Mr. Fetsko may acquire by exercise of options exercisable at March 14, 2016 or within 60 days thereafter.

(8)	Includes 28,156 shares held by Mr. Fulmer’s spouse

13

(9)	Includes 2,358 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,149 shares of restricted stock, and 1,524 shares that Mr. Gruber may acquire by exercise of options exercisable at March 14, 2016 or within 60 days thereafter.

(10)	Includes 5,733 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 6,958 shares of restricted stock, and 1,005 shares that Mr. Hartz may acquire by exercise of options exercisable at March 14, 2016 or within 60 days thereafter, and 56 shares held by Mr. Hartz’s son,

(11)	Includes 12 shares owned by Dr. Rochon’s spouse as Custodian for each of their two sons.

(12)	Includes 10,843 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans, 14,660 shares of restricted stock, and 60,186 shares that Mr. Romaine may acquire by exercise of options exercisable at March 14, 2016 or within 60 days thereafter.

(13)	Includes Mr. Spain’s indirect ownership of 42,071 shares as Trustee for Christina Bass Spain.

As of March 14, 2016, no person or group was known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, except as follows:

Name and Address of Beneficial Owner	Phantom Stock Held in Deferred Trust		Shares of Common Stock Beneficially Owned	Percent of Class
Tompkins Trust Company in the fiduciary capacity indicated: (1)
Executor, Trustee or Co-Trustee	714,529	(2)		4.76%
Agent or Custodian	819,182	(3)		5.45%
Tompkins Trust Company in the fiduciary capacity indicated (Plan shares held in custody by Prudential Investment)
Trustee for the Tompkins Financial Employee Stock Ownership Defined Contribution and Investment & Stock Ownership Plans	830,099	(4)		5.53%
BlackRock, Inc. (5)
40 East 52nd Street, New York, NY 10022			1,321,787	8.79%
The Vanguard Group (6)
100 Vanguard Blvd, Malvern, PA 19355			982,941	6.54%

(1)	The Trust Company’s address is P.O. Box 460, Ithaca, New York, 14851.

(2)	Represents shares held in a fiduciary capacity as executor, trustee or co-trustee. Where the Trust Company is sole executor or trustee, such shares, generally, will be voted only if the legal instrument provides for voting the stock at the direction of the donor or a beneficiary and such direction is in fact received. When acting in a co-fiduciary capacity, such shares will be voted by the co-fiduciary or fiduciaries in the same manner as if the co-fiduciary or fiduciaries were the sole fiduciary.

(3)	Represents shares held as agent or custodian with the voting power retained by the owner.

(4)	Represents shares held and administered by Prudential Investment Management Services, LLC, of which 613,850 shares, or 4.09% of the outstanding shares (calculated as described above), are held by the Company’s Employee Stock Ownership Plan and 215,061 shares, or 1.43% of the outstanding shares (calculated as described above), are held by the Company’s Investment & Stock Ownership Plan. All such shares have been allocated to participant accounts. Individual plan participants are entitled to vote these shares, and as a result these shares are not voted by the Trust Company, which serves as Trustee for these plans.

(5)	This information is based on a Schedule 13G/A filed by BlackRock, Inc. on January 27, 2016.

(6)	This information is based on a Schedule 13G/A filed by The Vanguard Group on February 10, 2016.

14

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

It is the position of the Compensation Committee and the Board of Directors that Tompkins Financial Corporation has long operated within the spirit of the guidance provided by the Dodd-Frank Wall Street Reform and Consumer Protection Act and other recently enacted regulations. Management and the Board have been careful to avoid many of the risks of incentive programs, choosing to reward proven results on a discretionary basis as opposed to tying payments to any particular metric. The result is that no individual or group is incentivized to take unnecessary risk with respect to a customer, the organization or our shareholders. We believe that these efforts are supported by an effective risk management system and strong corporate governance.

The Board of Directors has delegated to the Compensation Committee (the “Committee”) the responsibility for determining or recommending to the Independent Directors of the Board the compensation of the Company’s executive officers, including the executive officers identified in the Summary Compensation Table (the “Named Executive Officers.”)

The Company has continued to exhibit strong recent financial performance relative to its peer group. In recognition of Company financial performance and the contributions made by the Named Executive Officers in 2015-2016 the following compensation actions were approved:

●	Merit Increases. Effective April 2015, most of the Company’s executives received salary rate increases, including all of the Named Executive Officers.

●	Cash Bonuses. In February 2015 and 2016, cash bonus awards were paid to many senior officers of the Company, including all of the Named Executive Officers.

●	Long-Term Equity-Based Awards. The Committee uses discretion in determining the frequency of awards and had generally considered awards every 18 to 24 months. However, in March 2015, the Committee decided to change its granting practice and move to an annual granting cycle. In November 2015, 12 months after the last award was granted, a number of executives received long-term equity-based awards. Among that group were the Named Executive Officers who received stock-settled stock appreciation rights (SARs) and shares of restricted stock. The size of these awards was smaller than those granted in 2014 to adjust for the switch to an annual grant schedule.

These decisions as well as the Committee’s process in making compensation recommendations are described below.

Compensation Philosophy and Objectives

The primary goal of the Committee is to offer executive compensation that is fair and reasonable, consistent with the Company’s size and the compensation practices of the financial services industry generally. Key objectives of the compensation package are to attract, develop, and retain high caliber executives who are capable of maximizing the Company’s performance for the benefit of its shareholders. The Board and the Committee maintain full discretion over the components and payment of compensation in order to preserve the flexibility necessary to ensure the Board’s ability to act in the Company’s best interests.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a significant factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive.

Section 162(m) of the Internal Revenue Code generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the three other highest paid executive officers (other than the Chief Financial Officer), excluding performance-based compensation. Through December 31, 2015, this provision has not limited the Company’s ability to deduct executive compensation. The Committee will continue to monitor the potential impact of Section 162(m) on the Company’s ability to deduct executive compensation. The 2009 Equity Plan has been designed in a manner that enables the Company to grant performance-based awards, which are intended to allow the Company to deduct compensation attributable to such performance-based awards thereunder, without regard to the deduction limitation established by Section 162(m).

15

While the tax impact of any compensation arrangement is one factor to be considered, that impact is evaluated in light of the Committee’s overall compensation philosophy and objectives. While it is a goal of the Committee to maximize the deductibility of executive compensation, the Committee retains the discretion to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. Accordingly, the Committee may award compensation to the executive officers that is not fully deductible if it determines the compensation is consistent with its philosophy and is in the Company’s and its shareholders’ best interests. Section 409A of the Internal Revenue Code imposes an additional tax on certain forms of deferred compensation. The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executives.

The Company values equity incentive awards under FASB ASC Topic 718. More information regarding the application of ASC Topic 718 by the Company may be found in Note 13 (Stock Plans and Stock Based Compensation) to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Compensation Committee and Process

Role of the Compensation Committee, Management, and Consultants

The Committee is responsible for general oversight of personnel policies for the Company and its subsidiaries, including review and administration of: non-qualified deferred compensation; retirement and supplemental executive retirement plans; long-term equity compensation; and executive compensation plans. Each of the members of this Committee is an “Independent Director” as defined in Section 803A of the NYSE MKT LLC Company Guide, and also meets the heightened independence standards for compensation committee members set forth in NYSE MKT Rule 805(c). The Independent Directors, under the leadership of our independent Chairman, are responsible for establishing the annual performance goals and objectives of the Chief Executive Officer and evaluating his performance in light of such goals and objectives. The Committee makes recommendations concerning the compensation of our Chief Executive Officer, and those recommendations are reviewed and approved by our Independent Directors. The Committee reviews the competitiveness of the Company’s compensation programs and also oversees the succession planning process for executive officers, other than the Chief Executive Officer, for whom succession planning is conducted at the full Board level. The Committee also discusses and considers the results of the shareholders’ non-binding vote on say-on-pay. As permitted by law and by the rules of the NYSE MKT LLC, the Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Executive officers do not play a role in determining their own compensation decisions, but they are called on to make recommendations concerning those individuals that report to them.

The Committee also has the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions. In 2014 the Committee retained the services of Mosteller & Associates (“Mosteller”) to conduct an executive compensation market study with a focus on realizable pay, the results of which were used in establishing 2015 compensation. In 2015 the Committee further retained the services of Mosteller for two additional engagements. The first was to review the current Long-term Incentive Plan, history of awards made under this and prior Plans, and determine timing, type and design of new awards to be made under the Plan as well as the allocation of additional shares to the Plan. No recommendations were made to affect the 2015 equity grants. Secondly, Mosteller was retained in December 2015 to provide benchmark data from our peer group regarding the compensation of their chief executive officers, which data will be considered in establishing 2016 compensation for the Company’s Chief Executive Officer.

The Company has assessed the independence of Mosteller pursuant to SEC rules and exchange requirements, and has concluded that no conflict of interest exists that would impair Mosteller’s ability to independently represent the Compensation Committee. The Company made this determination based on its receipt of representations from Mosteller addressing the independence of Mosteller, and the Mosteller consultants involved in the engagement, which addressed the following factors: (1) other services provided to us by Mosteller; (2) fees paid by the Company as a percentage of Mosteller’s total revenue, which were less than 1% of Mosteller’s total revenue; (3) policies and procedures maintained by Mosteller that are designed to prevent a conflict of interest, a copy of which was provided for the Committee’s review; (4) the absence of any business or personal relationships between Mosteller or its consultants and any member of the Compensation Committee; (5) the fact that no Company stock is owned by Mosteller or any of its consultants; and (6) the absence of any business or personal relationships between our executive officers and the Mosteller consultants. In addition, the Company confirmed the content of Mosteller’s responses to items (4) and (6) above directly with the Company’s directors and executive officers.

16

Process of Determining Named Executive Officer Compensation

In furtherance of its objective to attract, develop and retain high caliber executives who are capable of maximizing the Company’s performance for the benefit of its shareholders, the Committee periodically compares its compensation levels, practices, and financial performance to survey and publicly available data for a group of banking institutions of similar size, geographic market or structure. In years when a compensation consultant has been retained for this purpose, the committee utilizes the peer group identified by the consultant.

Toward that end, the Committee utilized information from the publicly filed proxy statements of the following companies when considering the compensation of its Chief Executive Officer and the other Named Executive Officers:

Arrow Financial Corporation	Old National Bancorp
Berkshire Hills Bancorp, Inc.	Park National Corporation
Bryn Mawr Bank Corporation	Provident Financial Services
Camden National Corporation	S&T Bancorp, Inc.
Community Bank System, Inc.	Sandy Spring Bancorp, Inc.
First Commonwealth Financial Corp.	TowneBank
Hudson Valley Holding Corp.	Union First Market Bankshares Corporation
Independent Bank Corp.	Univest Corp. of Pennsylvania
National Penn Bancshares, Inc.	Washington Trust Bancorp, Inc.
NBT Bancorp Inc.	WSFS Financial Corp
Northwest Bancshares, Inc.

The above list of peer companies was the result of the independent peer group selection study the Committee engaged Mosteller to perform in 2014, the results of which were used to guide compensation decisions in 2015. Mosteller selected this peer group by identifying organizations that were comparable in asset size, demographics, lines of business, and corporate performance measures. The above list has been modified to reflect mergers and acquisitions that took place in 2015.

The Committee believes that a certain level of discretion is appropriate in determining the Named Executive Officers’ compensation. Information from comparative groups is only one factor in the Committee’s assessment of appropriate compensation levels, policies, and practices. The Committee does not have a formal policy of targeting a certain percentile of the market data or using market data to establish the mix of compensation (including the allocation between cash and non-cash compensation and short and long-term equity compensation). The Committee also does not have a formal policy regarding the relationship between compensation levels provided to the Chief Executive Officer and other Named Executive Officers. During its compensation deliberations, the Committee also considered the results of the executive compensation market study and the realizable pay analysis conducted by Mosteller. The realizable pay analysis indicated that within the peer group listed above, the Company’s pay practices are generally aligned with those of its similarly-performing peers. The Committee also considered whether, in its disclosures, to address the difference between “realized” and “realizable” pay, and has considered various formulas for calculating these measures. Presently, there is not a generally accepted calculation methodology for realizable pay, nor has such disclosure been mandated. Because many different metrics currently exist, creating substantial differences in how these measures are calculated and reported by different companies, the Committee has determined not to provide realizable pay calculations at this time.

For fiscal 2015, the Committee considered a number of quantitative and qualitative performance factors to evaluate the performance of its executive officers, including its Chief Executive Officer. The 2014 annual performance factors were considered for the purpose of determining 2015 merit increases while the 2015 annual performance factors were used to determine executive bonuses earned for 2015 and paid in 2016. The factors considered for fiscal 2015 compensation were:

●	The Company’s net income as compared to the Company’s internal targets (in thousands of dollars)

	Actual	Target	% Variance
2015	$58.421	$56,330	3.7%
2014	$52,041	$53,372	-2.5%

●	Increases in earnings per share (diluted EPS)

	Actual	% Change from prior year
2015	$3.87	11.2%
2014	$3.48	0.6%

17

●	The Company’s return on assets (ROA), as ranked in the Federal Reserve Bank Holding Company Performance Report for its peer group as of December 31st of each year specified below:

	Actual	Ranking
2015	1.07%	65th percentile
2014	1.03%	64th percentile

●	The Company’s total return as compared to KBW Regional Banking Index over the following time periods (Annual Equivalent), as of December 31, 2015

	1 Year	5 Year	10 Year
TMP	4.81%	11.24%	7.71%
KBW Index	5.99%	11.35%	1.01%

●	The Company’s return on equity (ROE), as ranked in the Federal Reserve Bank Holding Company Performance Report for its peer group

	Actual	Ranking
2015	11.51%	83rd percentile
2014	10.76%	75th percentile

The Committee believes that the total compensation provided to the Company’s executive officers is competitive, and that the Company’s compensation practices for fiscal 2015 were appropriate.

Consideration of Say-on-Pay Results

In 2011, the Company’s shareholders determined to hold an advisory vote on executive compensation every three years. This advisory vote on executive compensation was held in 2014, and the shareholders adopted a resolution approving, on an advisory basis, the executive compensation paid to our Named Executive Officers by an affirmative vote in excess of the majority percentage required. Because the vote was advisory, it was not binding upon the Board or Committee; however, the Committee values the input of our Shareholders and took into account the outcome of the vote when considering 2015 executive compensation arrangements.

Components of Compensation

The major components of the Company’s executive officer compensation are: (i) base salary, (ii) annual bonus, (iii) long-term, equity-based awards, and (iv) retirement and other benefits.

Base Salary. The Company’s base salary program is designed to recognize the roles and responsibilities of executive officers’ positions and their performance in those roles. The Committee annually reviews the salaries of the Company’s executives. When setting base salary levels for recommendation to the Independent Directors on the Board, the Committee considers (a) competitive market conditions for executive compensation, (b) the Company’s performance and (c) the individual’s performance. The Company’s performance is measured by the Company’s strategic and financial performance in the fiscal year, with particular emphasis on earnings per share growth and return on shareholders’ equity for the year. Although the Committee considers year-to-year changes in stock price in its evaluation of overall Company performance, the Committee does not use this criterion on an individual level because the Committee does not believe that short-term fluctuations in stock price necessarily reflect the underlying strength or future prospects of the Company. Individual performance is measured by the strategic and financial performance of the particular executive officer’s operational responsibility in comparison to targeted performance criteria.

The Company maintains a common anniversary date for the merit review process, and related increases in compensation rates occur in April. Following an analysis of the factors described in the preceding paragraph, most of the Company’s executives received salary rate increases at this time, including all of the Named Executive Officers. Mr. Romaine’s annual salary rate was increased to $560,000 representing an increase of 3.7%. Messrs. Fetsko, Gruber, Boyce and Hartz received annual salary rate increases to $326,000 (+3.5%), $324,500 (+4.0%), $300,000 (+2.7%), and $267,000 (+2.7%) respectively.

Annual Bonus. The Company chooses to pay annual cash bonuses in order to motivate executives to work effectively to achieve the Company’s financial performance objectives and to reward them if objectives are met. The Board maintains full discretion in the payment of bonuses in order to preserve the flexibility necessary to ensure its ability to act in the Company’s best interests. The Compensation Committee considers a number of quantitative and qualitative performance factors to evaluate the performance of the Named Executive Officers. These performance factors include, but are not limited to: (i) achievement of individual goals; (ii) contribution to business unit results; and (iii) contribution to corporate results measured by (a) the Company’s net income as compared to the Company’s internal targets, (b) increases in earnings per share of the Company’s common stock for the latest 12 months, (c) the Company’s return on assets, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group percentile), and (d) the Company’s return on equity, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group percentile). In February 2016, bonus awards were paid to several executives of the Company, including all of the Named Executive Officers. These bonus awards were reflective of individual performance and the performance of the Company in 2015. Mr. Romaine received a bonus of $206,100 and Messrs. Fetsko, Gruber, Boyce and Hartz received bonuses of $89,000, $89,500, $81,000, and $73,500 respectively.

18

Long-Term, Equity-Based Awards. The Company chooses to award equity-based compensation in the form of stock options, stock-settled stock appreciation rights and restricted stock because such grants (1) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (2) give executives a significant, long-term interest in the Company’s success and (3) help retain key executives in a competitive market for executive talent. While the Committee recognizes that the executives of the Company can exert very little influence on short-term fluctuations in stock price, the Committee does believe that long-term stock price appreciation reflects achievement of strategic goals and objectives. Equity awards are granted based on the performance of the individual executive and his or her anticipated contribution to the achievement of the Company’s strategic goals and objectives. The Committee has traditionally authorized grants vesting over five or more years to encourage retention of executives. This practice means that at any time there are a significant number of awards granted that are not vested and therefore not exercisable and/or transferable.

The Tompkins Financial Corporation 2009 Equity Plan, which was approved by shareholders, gives the Company flexibility in the types of equity grants awarded in order to align executive and shareholder interests. A total of 902,000 shares were reserved under the 2009 Equity Plan, of which 117,327 remain available for granting as of December 31, 2015. In Proposal No. 2, we are requesting an additional 700,000 shares be authorized for issuance under this Plan, in addition to other Plan amendments and re-approval of the performance criteria for purposes of Internal Revenue Code Section 162(m). Under the Plan, the Committee may award shares of the Company’s common stock through the profit sharing component of the Tompkins Financial Corporation Employee Stock Ownership Plan. For a more detailed discussion of the profit sharing component, and other deferred compensation and retirement plans, please see the text accompanying the tables following this section.

The Committee uses discretion in determining the frequency and level of awards. Generally, the Committee will consider market data, the Company’s financial performance, and individuals’ performance before deciding whether an award should be made and the number of shares to be granted. The Committee grants equity-based compensation only at times when participants are not in possession of material non-public information. In November 2015, a number of executives received long-term equity-based awards. Among that group were the Named Executive Officers, who each received stock-settled stock appreciation rights (SARs) and shares of restricted stock. Stock Settled SARS are a right to receive compensation in shares of Company stock equal to the difference between “grant price” and the fair market value of our common stock at the time the right is exercised. In 2015, Mr. Romaine received Stock Settled SARs for 4,835 shares and 3,080 shares of restricted stock, and Messrs. Fetsko, Gruber, Boyce and Hartz each received Stock Settled SARs for 2,235 shares and 1,425 shares of restricted stock. More information about the terms and conditions of these grants is available in the “Long-Term Equity-Based Award” tables.

Stock Awards for Successful VIST Integration. The Committee approved a stock award in October 2013 which was based on the successful integration of the VIST Financial business into our Company. This stock award was not subject to vesting or forfeiture, and the recipients included all of the named Executive Officers, other than Mr. Gruber. Mr. Gruber was not eligible for this award because he did not join the Company until 2013, when the VIST Acquisition and integration was largely complete. Following the Compensation Committee’s review of the full-year financial results, an equal award was approved and granted in January 2014. Mr. Romaine received 1,250 shares of restricted stock. Messrs. Fetsko, Boyce and Hartz received 500 shares of restricted stock. The January 2014 grant is included in the Summary Compensation Table for 2014.

Retirement and Other Benefits.

Retirement Plans. The Company maintains several retirement programs that are designed to assist Company employees with their long-term retirement planning. Substantially all Company employees, including the Named Executive Officers, are eligible to participate in the Investment & Stock Ownership (401(k)) Plan (the “ISOP”) and the Employee Stock Ownership Plan (the “ESOP”). The Committee believes that, in addition to providing retirement income, these plans have the added benefit of linking compensation to the Company’s stock performance. The Company also maintains defined contribution and defined benefit pension plans.

Named Executive Officers may also participate in a non-qualified deferred compensation plan and all of our Named Executive Officers are parties to Supplemental Executive Retirement Plan (SERP) Agreements with the Company. These plans provide retirement income that may be limited in the qualified plans due to IRS limitations or are intended to provide additional retirement benefits. The Committee believes that the plans and the level of benefits that are provided are appropriate to promote retention and to recognize and reward long-term service to the Company.

19

For more information regarding these plans, please refer to the narrative accompanying the “Pension Benefit” and “2015 Non-Qualified Deferred Compensation” tables on pages 25 and 29, respectively, in this Proxy Statement. Information regarding SERP benefits is explained under “Potential Payments upon Termination or Change in Control.”

Life Insurance Benefits. As a part of its comprehensive and competitive approach to compensation, the Company provides life insurance benefits to certain officers of the Company, including all of the Named Executive Officers, with respect to which the Company has entered into life insurance contracts. These insurance contracts are carried at cash surrender value on the Company’s consolidated statements of financial condition. Increases in the cash surrender value of the insurance are reflected as noninterest income, and the related mortality expense is recognized as other employee benefits expense, in the Company’s consolidated statements of income. The value of premiums paid with respect to such life insurance on behalf of the Named Executive Officers is included as “All Other Compensation” in the Summary Compensation Table.

Post-Retirement Life Insurance and Medical Insurance. The Company offers post-retirement life insurance coverage to employees who have worked for the Company for 10 or more years and who retire at or after age 55. All of the Named Executive Officers are entitled to receive life insurance coverage under this policy.

Perquisites. Perquisites for the Named Executive Officers are limited to personal use of a Company-owned vehicle. The Committee believes that this limited benefit assists the Named Executive Officers in the performance of their duties by providing convenience in light of the significant demands on our Named Executive Officers’ time, including frequent car travel on business.

Termination of Employment and Change-in-Control Arrangements. The Company does not have employment contracts with the Named Executive Officers. However, the Company is obligated to provide certain payments to the Named Executive Officers upon termination as part of their Supplemental Executive Retirement Plan (SERP) Agreements. Some of these agreements contain severance provisions carried over from previous agreements with acquired companies. In addition, under the Company’s equity incentive plans, outstanding unvested equity awards may fully vest if a Named Executive Officer is terminated in connection with a change of control of the Company. SERP payments, accelerated vesting of equity awards and other benefits due upon termination are explained under the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement. These payments/benefits are subject to a “double trigger” as described in greater detail under that section as well.

Compensation Recovery Policies

The Compensation Committee intends to formulate a compensation recovery policy once regulatory guidance is issued on this topic.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with the Management of the Company. Based on the Compensation Committee’s review and discussion, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s 2015 Annual Report on Form 10-K.

Members of the Compensation Committee:

Craig Yunker, Chair

Thomas R. Rochon

Sandra A. Parker

John E. Alexander

20

Compensation Committee Interlocks and Insider Participation

The members of the Company’s Compensation Committee are identified above under “Compensation Committee Report.” No member of the Compensation Committee was during fiscal 2015 or before an officer or employee of the Company or any of the Company’s subsidiaries, or had any relationship requiring disclosure under “Transactions with Related Persons” in this Proxy Statement. No executive officer of the Company has served on the board of directors or compensation committee of any other entity, one of whose executive officers served as a member of the Company’s Board of Directors or the Compensation Committee during fiscal 2015.

2015 Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer and the next three most highly-compensated executive officers of the Company in the fiscal year ended December 31, 2015. These five officers are referred to as the “Named Executive Officers” in this Proxy Statement.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Stephen S. Romaine	2015	555,385	206,100	173,373	43,322		4,158	70,356	1,052,694
President & CEO of Tompkins Financial Corporation	2014 2013	533,900 505,846	188,000 200,000	350,602 365,897	61,152 59,589		998,500 0	51,738 51,531	2,183,892 1,182,863
Francis M. Fetsko	2015	323,462	89,000	80,213	20,026	__	57,811	53,976	624,488
Executive Vice President COO & CFO of the Company	2014 2013	311,538 296,692	83,000 85,100	157,605 172,670	28,912 29,034	__ __	529,068 0	35,405 36,869	1,145,528 621,366
Scott Gruber	2015	321,615	89,500	80,213	20,026	__	67,437	48,346	627,137
President & CEO of Tompkins VIST Bank	2014 2013	309,231 195,000	85,500 0	129,955 0	28,912 0	__	137,301 0	37,892 11,086	728,781 206,086
David S. Boyce	2015	298,154	81,000	80,213	20,026	__	22,035	46,221	547,649
President & CEO of Tompkins Insurance Agencies	2014 2013	288,820 276,308	74,500 80,900	157,605 172,670	28,912 29,034	—	446,008 0	34,146 34,095	1,029,991 593,008
Gregory J Hartz	2015	265,385	73,500	80,213	20,026	__	50,723	42,125	531,972
President & CEO of Tompkins Trust Company	2014 2013	257,692 247,461	65,000 72,000	179,006 172,671	28,912 29,034	__ __	366,525 0	32,068 21,309	929,203 542,475

(1)	These amounts represent cash awards for performance bonuses, including amounts of such bonuses deferred under the Tompkins Financial Corporation Deferred Compensation Plan for Selected Officers.

(2)	Reflects the fair value of the awards at the grant date, in accordance with FASB ASC Topic 718 for financial statement reporting purposes, excluding the effect of estimated forfeitures. For additional information as to the assumptions made in valuation, see Note 12 to the consolidated financial statements filed with the SEC in the Company’s 2015 Annual Report on Form 10-K. Amounts shown in the table are based on the Company’s accounting expense for these awards, and do not necessarily correspond to the actual value that may be recognized by the Named Executive Officers.

(3)	The Black Scholes value for the 2015 stock-settled SARs was $8.96 per share. We report these equity awards using the aggregate grant date fair value in accordance with FASB ASC Topic 718.

(4)	Reflects changes in pension value under the Tompkins Financial Corporation Retirement Plan (“Pension Plan”) and the Supplemental Executive Retirement Plan. The amounts shown in this column do not represent current cash benefits payable to the Named Executive Officers or the annual cost of these benefits. Rather, these amounts represent the difference between the actuarial present value of each Named Executive Officer’s accrued benefit under the Pension Plan and/or the SERP at December 31st of the applicable year and at December 31st of the preceding year, using the actuarial assumptions in effect at these respective dates. The significant decrease in this entry from 2014 to 2015 is a result of 1) an increase in discount rates, and 2) a mortality table update which produces a shorter life expectancy than the prior table used. The following assumptions were used by the Company’s retirement plan actuaries to calculate the Change in Pension Value from year-end 2014 to year-end 2015.

Discount Rate: Pension plan(s) 4.05% at 12/31/2015, 3.90% at 12/31/2014; SERP(s): 4.32% at 12/31/2015, 4.00% at 12/31/2014.
Retirement Plan Mortality: SOA RP2014 rolled back to 2006 with fully generational MP2015 improvements at 12/31/2015; SOA RP2014 with fully generational MP2014 improvements at 12/31/2014

(5)	The year-over-year increase between 2014 and 2015 is substantially attributable to the change from a defined benefit retirement plan, which is reported under the Change in Pension Value column, to a defined contribution plan, which is reported under this column. The amount in this column also includes: employer matching contributions pursuant to the ISOP; amounts paid pursuant to the profit sharing portion of the ISOP and the ESOP; the taxable amounts of the applicable life insurance premiums paid on the Named Executive Officers’ behalf by the Company; and perquisites and other personal benefits or property.

21

For Mr. Romaine the amounts were as follows: The Company’s profit sharing contributions to the ISOP, $19,875; Supplemental profit sharing, $21,779; Company match on salary deferral to the ISOP, $10,600; Company contributions to defined contribution retirement plan, $15,125; taxable amounts applicable to life insurance, $2,794; personal use of Company-owned vehicle, $183.

For Mr. Fetsko the amounts were as follows: The Company’s profit sharing contributions to the ISOP, $19,875; Supplemental profit sharing, $4,385; Company match on salary deferral to the ISOP, $10,600; Company contributions to defined contribution retirement plan, $17,240; taxable amounts applicable to life insurance, $757; personal use of Company-owned vehicle, $1,119.

For Mr. Gruber the amounts were as follows: The Company’s profit sharing contributions to the ISOP, $19,875; Supplemental profit sharing, $4,246; Company match on salary deferral to the ISOP, $10,600; Company contributions to defined contribution retirement plan, $11,925; personal use of Company-owned vehicle, $1,700.

For Mr. Boyce the amounts were as follows: The Company’s profit sharing contributions to the ISOP, $19,875; Supplemental profit sharing, $2,487; Company match on salary deferral to the ISOP, $10,600; Company contributions to defined contribution retirement plan, $10,788; taxable amounts applicable to life insurance, $771; personal use of Company-owned vehicle, $1,700.

For Mr. Hartz the amounts were as follows: The Company’s profit sharing contributions to the ISOP, $19,875; Supplemental profit sharing, $29; Company match on salary deferral to the 401(k) plan, $10,600; 2015 Defined Contribution Retirement Plan, $9,602; personal use of Company-owned vehicle, $2,019.

Long-Term Equity-Based Awards and Stock Grants

The Company maintains the 2009 Equity Plan as a vehicle to encourage the continued employment of key employees of the Company and its subsidiaries, and to align their interests with those of the Company’s shareholders by facilitating the employees’ ownership of a stock interest in Tompkins Financial Corporation. The Committee believes that an equity plan is in the best interests of the Company and its shareholders since it enhances the Company’s ability to continue to attract and retain qualified Directors, officers and other key employees. The Committee typically granted awards to Named Executive Officers under the 2009 Equity Plan every 18 to 24 months. However, in March 2015, the Committee determined to change its granting practices to an annual cycle. Each of the Named Executive Officers received an award of restricted stock and stock-settled stock appreciation rights (“SARs”) in November 2015.

Option/Equity Grants in Fiscal 2015

Grants of Plan-Based Awards

Name	Grant date	All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Exercise or base price of the option awards ($/Sh)	Grant date fair value of stock and option awards
		(#)	(#)		($)
Stephen S. Romaine	Nov. 4, 2015	3,080			173,373
	Nov. 4, 2015		4,835	56.29	43,322

Francis M. Fetsko	Nov. 4, 2015	1,425			80,213
	Nov. 4, 2015		2,235	56.29	20,026

Scott Gruber	Nov. 4, 2015	1,425			80,213
	Nov. 4, 2015		2,235	56.29	20,026

David S. Boyce	Nov. 4, 2015	1,425			80,213
	Nov. 4, 2015		2,235	56.29	20,026

Gregory J. Hartz	Nov. 4, 2015	1,425			80.213
	Nov. 4, 2015		2,235	56.29	20,026

The 2009 Equity Plan allows awards at the discretion of the Committee and does not have threshold, target, or maximum amounts payable for performance; therefore, it is not an equity incentive plan as defined under FASB ASC Topic 718 (formerly FAS 123). The Black Scholes value for the 2015 Stock-Settled SARs was $8.96. Stock Awards are valued at the closing market price for our common stock on the NYSE MKT LLC on November 4, 2015 of $56.29.

The vesting schedule for the November 4, 2015 restricted stock and stock settled SAR awards is as follows: seven-year vesting schedule with zero percent vesting in year one, 17% vesting in years two through six, and 15% vesting in year seven. Holders of time-vested restricted stock received dividends with respect to such shares, as and when dividends are paid on the Company’s common stock, and have voting rights with respect to such shares, during the restricted period.

22

Outstanding Equity Awards of Named Executive Officers

The following table shows the aggregate number of unexercised options, stock appreciation rights, and unvested restricted stock awards outstanding as of December 31, 2015 for each of the Named Executive Officers.

2015 Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Stephen S. Romaine	0	4,835	—	$56.29	11/04/2025	3,080	172,973
	0	7,530	—	$49.22	11/21/2024	5,090	285,584
	1,065	5,205	—	$40.60	05/03/2023	4,873	$273,668
	5,355	5,145	—	$37.00	08/19/2021	1,617	90,811
	18,700	3,300	—	$41.71	09/17/2019	—	—
	57	0	—	$37.28	11/29/2017	—	—
	16,444	0	—	$37.28	11/29/2017	—	—
	11,696	0	—	$39.56	01/18/2017	—	—
	4,805	0	—	$39.56	01/18/2017	—	—
Total	58,122	26,015				14,660	823,306

Francis M. Fetsko	0	2,235	—	$56.29	11/04/2025	1,425	$80,028
	0	3,475	—	$49.22	11/21/2024	2,350	$131,976
	519	2,536	—	$40.60	05/03/2023	2,374	133,324
	2,677	2,573	—	$37.00	08/19/2021	809	45,433
	1,870	1,650	—	$41.71	09/17/2019	—	—
	1,650	0	—	$37.28	11/29/2017	—	—
Total	6,716	12,469				6,958	390,761

Scott Gruber	0	2,235	—	$56.29	11/04/2025	1,425	$80,028
	0	3,475	—	$49.22	11/21/2024	2,350	131,976
	519	2,536	—	$40.60	05/03/2023	2,374	133,324
Total	519	8,246				6,149	345,328

David S. Boyce	0	2,235	—	$56.29	11/04/2025	1,425	$80,028
	0	3,475	—	$49.22	11/21/2024	2,350	131,976
	519	2,536	—	$40.60	05/03/2023	2,374	133,324
	2,677	2,573	—	$37.00	08/19/2021	809	45,433
	0	1,650	—	$41.71	09/17/2019	—	—
Total	3,196	12,469				6,958	390,761

Gregory J. Hartz	0	2,235	—	$56.29	11/04/2025	1,425	$80,028
	0	3,475	—	49.22	11/21/2024	2,350	131,976
	0	2,536	—	40.60	05/03/2023	2,374	133,324
	0	2,573	—	37.00	08/19/2021	809	45,433
	0	1,650	—	41.71	09/17/2019	—	—
Total	0	12,469				6,958	390,761

(1)	Options/SARs reported in this column are vested and currently exercisable.

(2)	Options/SARs reported in the table all have a seven-year vesting schedule with zero percent vesting in year one, 17% vesting in years two through six and 15% vesting in year seven.

(3)	Restricted stock awards reported in the table all carry a seven-year vesting schedule with zero percent vesting in year one, 17% vesting in years two through six and 15% vesting in year seven.

(4)	Market value for shares of restricted stock that have not vested is calculated using the closing sales price of our common stock on the NYSE MKT LLC on December 31, 2015 of $56.16.

23

Options Exercised and Stock Vested During Fiscal 2015

The following table sets forth information concerning the exercise of options and vesting of shares of restricted stock for each Named Executive Officer during fiscal 2015and the value realized upon exercise or vesting.

2015 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
	(#)	($)	(#)	($)
Stephen S. Romaine	12,100	252,406	1,558	81,126
Francis M. Fetsko	7,480	101,653	766	39,892
Scott Gruber	—	—	486	25,063
David S. Boyce	11,000	212,729	766	39,892
Gregory J. Hartz	4,931	81,206	766	39,892

(1)	Equal to the difference between the market price of our common stock on the NYSE MKT LLC at exercise and the exercise price for such options.

(2)	Equal to the market price of our common stock on the NYSE MKT LLC at vesting multiplied by the number of shares that vested.

Deferred Profit-Sharing Plan

The Company maintains an Investment & Stock Ownership Plan (the “ISOP”) that covers substantially all of the employees of the Company and its subsidiaries. The ISOP is a profit-sharing plan with a salary deferral arrangement meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended. Pursuant to the ISOP, an employee may defer a portion of the employee’s base pay, within limits specified in the ISOP. The ISOP further provides that the Company will match 100% of an employee’s contribution up to 3% of the employee’s base pay, and will match 50% of an employee’s additional contribution to the ISOP that is greater than 3%, but not more than 5%, of the employee’s base pay. In addition, the ISOP has an employer-funded profit sharing component. Profit sharing contributions are discretionary contributions determined by the Company’s Board of Directors and are limited to a maximum amount as stipulated in the ISOP. The ISOP allows employees to elect to defer a portion of their profit sharing component (which deferral is not eligible for matching by the Company), or to receive cash. Amounts contributed by the Company for the accounts of the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table, above, and described in Note 5 to that table.

The Company also maintains the Tompkins Financial Corporation Employee Stock Ownership Plan (the “ESOP”), which covers substantially all employees of the Company. The purpose of the ESOP is to permit the Company to make discretionary profit sharing contributions to employees in the form of shares of common stock of the Company in order to facilitate stock ownership by employees. Contributions are determined by the Company’s Board of Directors and are limited to a maximum amount as stipulated in the ESOP. Amounts accrued for the accounts of the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table, above, and described in Note 5 to that table.

Retirement Plans

The Company has a defined benefit pension plan, called the Tompkins Financial Corporation Retirement Plan (the “Pension Plan”), which covers substantially all employees of the Company and its subsidiaries employed prior to January 1, 2010. The Pension Plan does not require or allow employee contributions. The assets of the Pension Plan are held in a separate trust and administered by the Qualified Plans Investment Review Committee of the Board.

On January 1, 2010, in order to more effectively control the volatility of plan expense, the Company closed the Pension Plan to new employees and adopted the Tompkins Financial Corporation Defined Contribution Retirement Plan (the “2010 Contribution Plan.”) Under the 2010 Contribution Plan, the Company provides contributions to participating employees based on age and length of service.

On July 31, 2015, the Pension Plan was frozen; and active participants in this plan ceased to earn an accrued benefit after this date. As a replacement plan for these individuals, the Tompkins Financial Corporation 2015 Defined Contribution Retirement Plan (the “2015 Contribution Plan”) was adopted effective August 1, 2015. Under the 2015 Contribution Plan, the Company provides contributions to participating employees based on age and length of service.

24

The following table provides information with respect to each pension plan that provides for payments or other benefits at, following, or in connection with retirement. This includes a tax-qualified defined benefit plan and a supplemental executive retirement plan, but it does not include defined contribution plans (whether tax-qualified or not).

Pension Benefits

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit	Payments During the Last Fiscal Year
Stephen S. Romaine	Tompkins Financial Corporation Pension Plan	14.58	$401,955		$—
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	21.83	$2,482,235		$—
	Total		$2,884,190		$—
Francis M. Fetsko	Tompkins Financial Corporation Pension Plan	18.75	$810,071		$—
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	19.25	$700,049		$—
	Total		$1,510,120		$—
Scott Gruber	Tompkins Financial Corporation Pension Plan	N/A	N/A	$	__
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	2.75	$240,139
	Total		$240,139		$—
David S. Boyce	Tompkins Financial Corporation Pension Plan	14.25	$335,937		$—
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	27.00	$859,320		$—
	Total		$1,195,257		$—
Gregory J Hartz	Tompkins Financial Corporation Pension Plan	12.92	$365,813	$	__
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	13.42	$743,649	$	__
	Total		1,109,462

(1)	Pension Plan service represents service with Tompkins Financial Corporation. This service has been frozen effective July 31, 2015 due to the Pension Plan freeze. Supplemental Executive Retirement Plan service represents service with Tompkins Financial Corporation and any entities acquired by Tompkins Financial Corporation.

The present value of accumulated benefits shown in the Pension Benefits table above is based on benefits accrued as of December 31, 2015. The amounts reflect the method and assumptions used in calculating our pension liability under U.S. GAAP as of that date, except that (1) each participant is assumed to commence benefits on his or her normal retirement date, and (2) there is no assumed mortality prior to the benefit commencement date. For additional information regarding assumptions used in calculating the value of participant benefits under the Pension Plan and the SERP Agreements, see Note 12 to the consolidated financial statements included in the Company’s 2015 Annual Report on Form 10-K.

The Pension Plan provides a monthly benefit payable at retirement. This benefit is determined by the accumulation of credits which are earned as the participant works for the Company. The credits earned for each plan year are based on the sum of the participant’s age and years of service at the beginning of that plan year. When a participant terminates employment or retires, the credits earned for all plan years are summed and multiplied by the “Average Final Earnings” under the Plan, and the result is then converted into a monthly annuity. This type of plan is often referred to as a “pension equity plan.”

“Average Final Earnings” is the average of the participant’s compensation over the five consecutive Plan Years out of the last ten which produce the highest average. “Compensation” generally consists of total W-2 earnings, less incentive bonuses, fringe benefits and compensation from stock option exercises. A participant is eligible for an unreduced benefit upon the attainment of his or her “Normal Retirement Date,” which is generally the first day of the month following his or her 65th birthday.

A participant’s retirement benefit is fully vested upon the completion of three years of service. Participants are eligible for a reduced benefit upon becoming eligible for early retirement. To be eligible for early retirement, a participant generally must have obtained age 55 and have completed at least 5 years of service. Benefits under the Pension Plan are not subject to any reduction for Social Security benefits or other offset amounts. Benefits may be paid in certain alternative forms having actuarial equivalent values.

In addition to the Pension Plan, each of the Named Executive Officers participates in a SERP agreement with the Company. For each of the Named Executive Officers other than Mr. Gruber, the SERP provides each executive with supplemental retirement income upon the attainment of age 65 with at least 10 years of service. Executives are eligible for a reduced early retirement benefit upon the attainment of age 55 with at least 10 years of service. The SERP benefit formula is 75% of the executive’s “Average Compensation,” minus the participant’s Pension Plan benefit, minus his or her Social Security benefit. “Average Compensation” is the average of the executive officer’s five highest calendar years of base salary.

25

For Mr. Gruber, the SERP provides supplemental retirement income upon the attainment of age 65, with no eligibility for early retirement. The SERP benefit formula is 25% of the executive’s “Average Compensation,” with no reduction for Pension Plan or Social Security benefits. “Average Compensation” is the average of the executive officer’s five highest calendar years of base salary.

Potential Payments upon Termination or Change in Control

Each of the Named Executive Officers has entered into a Supplemental Executive Retirement Agreement with the Company. The SERP agreements provide the covered executive officers with the following retirement, death, disability and change of control benefits:

●	Retirement Benefits. Upon retirement, Named Executive Officers other than Mr. Gruber are eligible to receive payment of his or her annual retirement benefit amount, which is equal to 75% of the executive’s earnings, less (a) the annual amount payable under any single life annuity provided under the Company’s Pension Plan and (b) any social security benefits. This benefit is also reduced by 5% for each year the executive officer’s service, as defined in the agreement, is less than 20 years. The retirement benefit is payable monthly until the executive officer’s death and is subject to reduction depending upon the executive officer’s age as of the date of benefit commencement prior to age 65. For purposes of this benefit, an executive officer’s “earnings” will be the average of the executive officer’s five highest calendar years of base salary.

Mr. Gruber is eligible to receive payment of his annual retirement benefit amount at age 65, which is equal to 25% of his earnings. The retirement benefit is payable monthly until his death and is subject to reduction depending upon his age as of the date of benefit commencement prior to age 65. For purposes of this benefit, Mr. Gruber’s “earnings” will be the average of his five highest calendar years of base salary.

●	Death Benefits. In the event of the covered executive officer’s death (i) after retirement, his or her spouse will be paid (monthly) 50% of the executive officer’s annual retirement benefit until the spouse’s death, and (ii) prior to retirement, his or her spouse will be paid (monthly) 50% of the vested portion of the executive officer’s annual retirement benefit until the spouse’s death, provided the spouse survives until the executive officer’s designated retirement age in the SERP agreement.

●	Disability Benefits. Upon a covered executive officer becoming disabled, he or she is entitled to payment of his or her retirement benefits commencing at the executive officer’s designated retirement date in the SERP agreement, but with the assumption that the executive officer has completed 20 years of service and is 100% vested in the benefit under the SERP agreement as of the date of his or her disability. In the event of the executive officer’s death after disability, the executive officer’s spouse will be entitled to payment of the death benefits described above.

●	Change of Control Benefits. In the event of a change in control, the covered executive officer will be deemed to have completed 20 years of service and will be 100% vested in the benefit payable under the SERP agreement. Covered executive officers could be entitled to certain severance benefits following a change of control of the Company (as defined in the SERP agreements). If, within three years following a change in control, the executive officer is terminated, other than for cause or the executive officer’s duties or compensation are significantly reduced and as a result the executive voluntarily resigns his or her employment, the executive officer is entitled for a period of three years (Mr. Gruber for two years) to (a) payment of his or her compensation in effect immediately prior to the change in control, but subject to reduction by 20% to 100% depending on the executive officer’s age at the time of his or her termination, (b) the executive officer’s bonus and profit sharing compensation, which will be the average of the executive officer’s bonus and profit sharing compensation earned for the two most recently completed fiscal years of the Company and (c) continuation of all welfare benefits that he or she was participating in immediately prior to the change in control.

Upon termination or a change in control of the Company, our Named Executive Officers are also entitled to certain rights with respect to their equity awards. As described below, these rights may include acceleration of vesting, or additional time periods in which to exercise a vested award.

2001 Stock Option Plan. Under the 2001 Stock Option Plan, all outstanding options become fully vested and immediately exercisable upon a change in control of the Company. In the event of an optionee’s termination of employment without “cause,” other than by reason of death, disability, or retirement, this plan provides that the optionee will have the right to exercise the vested portion of his unexercised options for up to 30 days following his or her termination date, as long as the option period does not otherwise expire during such 30-day period. In the event that the optionee retires from the Company or any of its subsidiaries on a scheduled retirement date, the optionee will have the right to exercise the vested portion of his or her unexercised options for up to 90 days following his or her retirement date, as long as the option period does not otherwise expire during such 90-day period. Upon the death of an optionee, any vested but unexercised options may be exercised within one year after the date of the optionee’s death, but only (i) by the optionee’s estate or other legal representative, and (ii) prior to the expiration of the term of the option. If an optionee’s employment is terminated because (s)he has become permanently and totally disabled (as defined in Section 22(e)(3) of the Internal Revenue Code), the optionee will have the right to exercise the vested portion of his or her unexercised options for up to one year following his or her termination date, as long as the option period does not otherwise expire during such one-year period. Finally, if an optionee is terminated for “cause,” all of his or her outstanding options—whether or not exercisable—are terminated. Under the 2001 Stock Option Plan, “cause” is defined as the optionee’s dishonesty, malfeasance, misfeasance or the commission of a criminal offense.

26

2009 Equity Incentive Plan. Under the 2009 Equity Plan, if the Company is not the surviving corporation following a change in control, and the acquirer does not assume the outstanding equity awards, or does not substitute equivalent equity awards, then all of the equity awards held by our Named Executive Officers will become immediately and fully exercisable and/or vested. In addition, the Board of Directors may, in its sole discretion, provide for a cash payment to be made to all awardees under the 2009 Equity Plan for their outstanding awards, determined on the basis of the fair market value that would be received in the change in control by the holders of our common stock. However, any stock option intended to be an Incentive Stock Option under Section 422 of the Internal Revenue Code will be adjusted in a manner to preserve such status. If an awardee’s employment is terminated without “cause” within 24 months following a change in control, then all of the equity awards held by our Named Executive Officers will become immediately and fully exercisable and/or vest upon such termination. In this case, the Named Executive Officer would have the right to exercise the vested portion of his or her unexercised awards for up to one year following his termination date, as long as the award period does not otherwise expire during such one-year period. If an awardee’s employment is terminated for “cause” within 24 months following a change in control, and Tompkins is the surviving corporation following such change in control, or if the acquirer assumes the outstanding equity awards, or substitutes equivalent equity awards, then any equity awards held by the Named Executive Officers will expire or be forfeited, and any rights under such awards will terminate immediately. As discussed in Proposal No. 2 below, the Company is proposing certain amendments to the 2009 Equity Plan.

For purposes of the 2009 Equity Plan, the term “cause” is defined to mean (a) gross negligence or gross neglect of duties; or (b) commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the employee’s employment with the Company; or (c) fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the employee’s employment; or (d) issuance of an order for removal of the employee by any agency which regulates the activities of the Company. Any determination of “Cause” under the plan is made by the Company’s Compensation Committee in its sole discretion.

Under the 2009 Equity Plan, unvested or unexercisable awards are forfeited or terminated upon an awardee’s termination of employment. If the Named Executive Officer’s employment is terminated for any reason other than death, disability, retirement or “cause,” (s)he would have the right to exercise the vested portion of his or her unexercised awards for up to three months following his or her termination date, as long as the award period does not otherwise expire during such three-month period. Upon a termination for “cause,” any equity awards (whether or not exercisable) will terminate immediately, and any unvested restricted stock awards will be forfeited. If a Named Executive Officer dies, any equity awards which are exercisable will continue to be exercisable at any time before the earlier of (i) one year following his or her death or (ii) the expiration date of the award. Similarly, if a Named Executive Officer’s termination is due to disability or retirement, his or her equity awards which are exercisable will continue to be exercisable at any time before the earlier of (i) one year following his or her termination of employment or (ii) the expiration date of the award. However, a stock option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Internal Revenue Code.

In addition, the SERP agreement with Mr. Romaine provides that in the event that the covered executive officer’s employment is terminated without cause (other than upon a change of control, death or disability), then he is entitled to (a) payment of his base salary in effect immediately prior to his termination of employment and (b) participation, at his option, in the Company’s welfare benefits. These severance benefits are payable for a period of 12 months to Mr. Romaine.

Further, under the SERP agreements, in the event that a Named Executive Officer’s employment is involuntarily terminated (other than for cause) at any time, or, for Named Executive Officers other than Mr. Gruber, the executive voluntarily resigns after reaching age 55 and after completing 10 years of service, but prior to his designated retirement age in his SERP agreement, he will be entitled to payment of his retirement benefits on his designated retirement date, or, in the event of his death, his spouse will be entitled to payment of the death benefits described above.

27

No benefits are payable under the SERP agreements if the covered executive officer’s employment is terminated for cause, or if he competes with the Company. If the executive officer voluntarily terminates his or her employment before age 55 and completion of 10 years of service, or in Mr. Gruber’s case prior to age 65, other than because of death, disability or change of control, he or she will not be entitled to payment of any retirement benefits. The SERP agreements are not employment agreements and do not confer upon the covered executive officers any right to continued employment with the Company or any of its subsidiaries.

Potential Payments upon Change in Control as of December 31, 2015

Name	SERP Accumulated Annual Benefit prior to Change of Control	SERP Accumulated Annual Benefit after Change of Control	Increase in Benefit	Other Benefits Due to Change of Control(1)
	$	$	$
Stephen S. Romaine	296,622	296,622	—	$1,079,784 payable in year one; $801,522 payable for years 2 and 3.
Francis M. Fetsko	82,775	86,000	3,225	$586,874 payable in year one; $450,156 payable for years 2 and 3.
Scott Gruber	23,264	72,613	49,349	$499,598 payable in year one: 436,021 payable in year 2.
David S. Boyce	113,738	113,738	—	$548,400 payable in year one; $411,682 payable for years 2 and 3.
Gregory J. Hartz	76,368	113,840	37,472	$504,896 payable in year one: 368,178 payable in year 2 and 3.

(1)	If terminated by the Company without cause, or duties or compensation of Named Executive Officer are significantly reduced due to change in control, Named Executive Officer receives for a period of three years (Mr. Gruber for 2 years) continuation of compensation (base pay plus average of bonus and profit sharing compensation for last two years) as well as all current employee welfare benefits. Compensation is reduced by a factor of 20% to 100% dependent upon the executive officer’s age at the time of termination. Year one includes value of accelerated vesting of equity incentive awards, calculated using the closing sale price of our common stock on the NYSE MKT LLC on December 31, 2015.

The table above shows the potential incremental value transfer to each Named Executive Officer under a change-in-control scenario as of December 31, 2015, the last business day of fiscal 2015. Unvested, unexercised stock options and unvested restricted stock awards are valued at the closing market price of our common stock on that date. The actual amounts to be paid out can only be determined at the time of such Named Executive Officer’s separation from the Company.

Compensation Upon Other Termination Events as of December 31, 2015

	Stephen S. Romaine		Francis M. Fetsko		Scott Gruber		David S. Boyce		Gregory J. Hartz
Retirement/Voluntary Resignation(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)
Termination Without Cause(2)	568,393		—	(2)	—	(2)	—	(2)	—	(2)
Termination for Cause(3)	—	(3)	—	(3)	—	(3)	—	(3)	—	(3)
Death(4)	1,892,196		1,021,000		1,298,000		1,200,000		1,068,000
Disability(5)	180,000		180,000		180,000		180,000		160,200

(1)	Pension Plan Benefits would be available to Romaine, Fetsko, Boyce and Hartz upon Retirement or Voluntary Resignation as of 12/31/2015. Mr. Hartz is the only Named Executive Officer eligible to receive a benefit under the Supplemental Executive Retirement Plan as of 12/31/2015 upon Retirement or Voluntary Resignation. The actuarial present value of the benefits payable under the Retirement Plan and Supplemental Executive Retirement Plan are fully disclosed in the Pension Benefits Table.

(2)	Pension Plan Benefits would be available to Romaine, Fetsko, Boyce and Hartz upon Termination Without Cause as of 12/31/2015. Mr. Hartz is the only Named Executive Officer eligible to receive a benefit under the Supplemental Executive Retirement Plan as of 12/31/2015 upon Termination Without Cause. For Romaine, the amount shown represents 12 months base salary plus the value of 12 months of welfare benefits. Any benefits payable to the executive for voluntary resignation with good cause following a Change of Control are disclosed on the “Potential Payments Upon Change of Control” table above. The actuarial present value of the benefits payable under the Retirement Plan and Supplemental Executive Retirement Plan are fully disclosed in the Pension Benefits Table.

(3)	This section shows amounts payable immediately upon Termination for Cause as of 12/31/2015 under the Pension Plan. No Supplemental Executive Retirement Plan benefits are payable to the Named Executive Officers if they are Terminated for Cause. Pension Plan Benefits would be available to Romaine, Fetsko, Boyce and Hartz upon Termination for Cause as of 12/31/2015. The actuarial present value of the benefits payable under the Pension Plan are fully disclosed in the Pension Benefits Table.

28

(4)	This section shows amounts payable immediately upon Death as of 12/31/2013 under Bank Owned Life Insurance and/or Group Term Life Insurance and Death Benefit Obligation agreements. In addition to the amounts shown, the surviving spouse upon death would receive a annuity death benefit from the Pension Plan payable immediately and Supplemental Executive Retirement Plan payable as early as the date the Executive would have attained retirement age as defined under the SERP. The actuarial present value of the benefits payable to the surviving spouse is less than half of the actuarial present values disclosed in the Pension Benefits table.

(5)	This section shows amounts payable immediately upon Disability as of 12/31/2015 under the Long-Term Disability Plan.

Deferred Compensation Plan for Selected Officers

The Company maintains a nonqualified deferred compensation plan for a select group of officers, including the Named Executive Officers. This plan allows participating employees to defer receipt of all or a portion of bonuses, excess awards under the Company’s 401(k) plan, and profit sharing payments otherwise payable to them until a future date. Amounts deferred under the deferred compensation plan on the part of the Named Executive Officers are included as “Bonus” or “All Other Compensation,” as applicable, in the Summary Compensation Table above.

The bonuses listed in the Summary Compensation Table are reported for the year in which they were earned. The payment for said bonuses is made in the following year. If the Named Executive Officer elects to defer a bonus or profit sharing payment, the amount credited to his or her account under the deferred compensation plan is the net amount after Social Security and Medicare are withheld.

Amounts deferred by participating officers are credited to a bookkeeping account maintained for each officer. Such amounts then accrue interest on a quarterly basis, at a rate equal to the higher of either the highest yielding Treasury constant maturity bond for that calendar year, as reported in the Federal Reserve Statistical Release, or the prime rate, as published in The Wall Street Journal on the first business day of that calendar year. During 2015, interest accrued under the deferred compensation plan at the prime rate, 3.25%. Earnings reported in the table below are not considered “above-market” or “preferential” under applicable SEC rules and therefore are not reported in the Summary Compensation Table.

At the time an officer elects to participate in the deferred compensation plan, he or she also selects a deferral payment date, on which payments under the plan will commence. Payments will be either in a lump sum or in the number of annual installments specified by the officer at the time he or she selects the deferral payment date. The deferral payment date must occur no earlier than the calendar year after the officer’s 60th birthday, and no later than the calendar year after the officer’s 65th birthday.

An officer may at any time terminate his or her election to defer payments under the deferred compensation plan. Any such election is effective on the last day of the calendar year in which the election was made.

All payments under the deferred compensation plan are made in cash. Upon the death of a participant in the deferred compensation plan, any remaining balance in his or her account will be paid in a lump sum to his or her estate or designated beneficiaries. A participating officer may, under certain circumstances specified in the deferred compensation plan, be entitled to a hardship distribution of all or any portion of his or her account.

2015 Non-Qualified Deferred Compensation

Name and Principal Position	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate withdrawals / Distributions	Aggregate Balance at Last FYE
	($)	($)	($)	($)	($)
Stephen S. Romaine	n/a	—	—	—	n/a
Francis M. Fetsko(1)	12,991	—	4,582	—	145,142
Scott Gruber	n/a	—	—	—	n/a
David S. Boyce(2)	18,625	—	5,626	—	179,178
Gregory J. Hartz(3)	9,750	—	3,478	—	110,050

(1)	Mr. Fetsko has elected to defer 15% of his bonus and profit sharing payment, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” The aggregate balance column includes deferrals since Mr. Fetsko’s election to participate in the plan in 2002.

(2)	Mr. Boyce has elected to defer 25% of his bonus, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” The aggregate balance includes deferrals since Mr. Boyce’s election to participate in the plan since 2003.

(3)	Mr. Hartz has elected to defer 15% of his bonus, which is the amount included in the “Executive Contributions in the Last Fiscal Year.” The aggregate balance includes deferrals since Mr. Hartz’s election to participate in the plan since 2003.

Where the “n/a” designation is used in the above table, it indicates that the respective executive did not elect to participate.

29

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE TOMPKINS FINANCIAL CORPORATION 2009 EQUITY PLAN

On May 11, 2009, our shareholders approved the adoption of the Tompkins Financial Corporation 2009 Equity Plan (the “2009 Plan” or the “Plan.”) On April 21, 2016, our Board of Directors adopted, subject to shareholder approval, amendments to the 2009 Plan (the “Amendments”), which are described below under “Material Amendments.” In the discussion of this proposal, we refer to the 2009 Plan, as amended by the proposed Amendments, as the “Amended 2009 Plan.” We are now asking our shareholders to approve the Amendments, including the authorization of 700,000 additional shares for issuance under the Amended 2009 Plan and re-approval of the performance criteria under the Amended 2009 Plan. Re-approval of the performance criteria is required so that certain incentive awards granted under the Amended 2009 Plan may continue to qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code.”)

Summary of 2009 Plan & Proposed Amendments

The material differences between the 2009 Plan and the Amended 2009 Plan are described below. For further information on the terms of the Amendments as proposed, we encourage you to refer to the full text of Amendment No. 1 to Tompkins Financial Corporation 2009 Equity Plan, a copy of which is included with this Proxy Statement as Appendix A. The following summary does not purport to be a complete description of all of the Amendments, and it is qualified in its entirety by reference to the text of Appendix A.

The Amended 2009 Plan is a flexible plan that allows us to grant a variety of equity and other long-term incentives, including stock options, stock appreciation rights (“SARs”), restricted stock, performance stock and units, and other awards. The purpose of the Amended 2009 Plan is to attract and encourage the continued employment and service of officers, Directors, and other key employees by offering them an opportunity to acquire or increase a direct proprietary interest in the operations and future success of our Company. Our Board of Directors believes that the ability to provide these kinds of long term incentives to key persons serves to the ultimate benefit of our shareholders by aligning more closely the interests of the plan participants with those of our shareholders. The Amended 2009 Plan is designed to give the Board flexibility in structuring awards that will achieve these objectives.

A maximum of 820,000 shares of common stock (adjusted to 902,000 in 2010 following a 10% stock dividend) was reserved for issuance under the 2009 Plan and, as of March 14, 2016, approximately 117,327 shares remain available for grant under the 2009 Plan. The proposed Amendments, which make another 700,000 shares of our common stock available for issuance, will permit us to make further grants under the Plan, thereby allowing us to continue to create incentives for our employees to enhance shareholder value. We have a continuing need to attract and retain qualified personnel, particularly in the current marketplace, and the availability of long term incentives of the nature permitted by the Amended 2009 Plan are essential to our ability to accomplish those objectives.

In addition, the Amendments address certain aspects of Plan administration, in order to more closely align Plan features with our long-term focus, and to strengthen the link between performance and compensation. Examples of these updates include, without limitation:

●	A required minimum vesting, performance or restriction period of at least one (1) year for 95% of shares issued under the Amended 2009 Plan.
●	Clarification that a voluntary resignation (without “good reason”) will not accelerate the vesting of equity awards following a change-of-control.
●	Clarification that there will be no repricing, exchanges or cash buyouts of stock options or stock appreciation rights (SARs).
●	Clarification that holders of performance-based restricted stock (as opposed to time-vested restricted stock) will only receive accrued dividends and voting rights as performance criteria are satisfied.
●	Further limiting the circumstances under which unused shares may be re-granted under the Plan.
●	Other amendments which are intended to clarify administrative aspects of the Plan.

For all of these reasons, the Board of Directors has unanimously approved the Amendments to the 2009 Plan and recommends that our shareholders vote “FOR” approval of Proposal No. 2.

30

Material Amendments

Increase in Shares Available Under Plan. The original number of shares of common stock authorized for issuance under the 2009 Plan was 820,000 shares. In 2010 the Company declared a stock dividend affecting all outstanding shares and, per the terms of the 2009 Plan, the total shares available for issuance under the 2009 Plan were increased to 902,000 to reflect this stock dividend. The Amendments authorize an additional 700,000 shares of our common stock for issuance under the Amended 2009 Plan, for a total of 1,602,000 shares issuable under the Amended 2009 Plan. This amount may be equitably adjusted to reflect recapitalizations affecting all shares of our common stock, such as a stock dividend or stock split. As of March 14, 2016, there were 117,327 shares available for issuance under the 2009 Plan. If the Amendments are approved by shareholders, the 117,327 remaining shares of common stock available for grant under the 2009 Plan plus the additional 700,000 shares will be used to make additional awards from time to time to eligible participants under the Amended 2009 Plan.

Under the 2009 Plan, in the event all or any portion of an award is forfeited or cancelled or expires, the number of shares not issued as a result of such forfeiture, cancellation or expiration become available again for awards. The Amended 2009 Plan provides that the following types of shares would not become available again for awards: shares tendered in payment of a stock option or other exercise price, shares withheld by the Company to satisfy any tax withholding obligation, shares repurchased by the Corporation with stock option proceeds, and shares of common stock covered by a SAR, to the extent that it is exercised and settled in shares of common stock, and whether or not shares of common stock are actually issued upon exercise of the SAR.

Minimum Vesting Period. The Amended 2009 Plan includes a new requirement that ninety-five percent (95%) of the award shares must be issued subject to a minimum vesting, performance or restriction period of one (1) year from the award date. This is largely in line with our past practices, as the vast majority of our outstanding awards have been granted with a vesting period of five (5) to seven (7) years. The only exception to this new requirement is accelerated vesting following a change of control (upon involuntary termination or resignation with “good reason”). The Amendments further clarify that the Committee’s discretionary authority to accelerate vesting may only be exercised in connection with a Participant’s death, disability, or retirement, and is subject in all events to the one (1) year minimum vesting period.

Effect of a Change in Control. The 2009 Plan provides that if an employee terminates without cause, as defined in the Plan, during the two-year period following a Change in Control, then all of his or her outstanding awards shall immediately vest and become exercisable. The Amended 2009 Plan clarifies this to state that only termination of the employee by the Company/Acquiror, or by the employee with “good reason,” will trigger this accelerated vesting. The criteria for “good reason” resignation will be established by the Committee within the parameters of the safe harbor of Code Regulation 1.409A-1(n)(2) for “Separations from service for good reason.” The safe harbor conditions include material reduction in salary or responsibilities, a job relocation involving a substantial distance, and certain other materially adverse changes. An employee who voluntarily terminates employment without good reason following a Change in Control will not be entitled to accelerated vesting.

Repricing and Cash Buyouts Prohibited. The Amended 2009 Plan provides that an award may not be amended to reduce the exercise price of a stock option or SAR, and further disallows canceling any stock option or SAR in exchange for cash or another award, or any other action that has the effect of a “repricing” under the rules of the New York Stock Exchange or generally accepted accounting principles in the United States. The 2009 Plan prohibited repricing of stock options, but it did not explicitly extend the prohibition to SARs, and it further did not expressly prohibit a cash buyout or award exchange.

Voting and Dividend Rights – Performance Awards. The Amended 2009 Plan provides that holders of awards which are subject to performance goals will not have dividend or voting rights for shares covered by such awards unless and until the award vests, in whole or in part, based on attainment of such performance goal(s). The 2009 Plan provides that holders of all restricted stock awards will receive dividend and voting rights on both vested and unvested shares. This will remain true of time-vested restricted stock awards.

Eligible Directors Interest

Since inception, no awards have been granted to our non-employee Directors under the 2009 Plan, although our non-employee Directors have been, and will remain, eligible to receive awards under the Plan, subject to Compensation Committee approval. Because of this, our Directors (including our non-employee Directors) have a personal interest in approval of this proposal. Following the Annual Meeting, and assuming shareholder approval is received, there will be thirteen (13) non-employee Directors on the Board who will remain eligible to participate in the Amended 2009 Plan, and one (1) Director who is eligible to participate in his capacity as a Company executive, in all cases subject to Compensation Committee approval.

31

Summary of the Amended 2009 Plan

The following is a summary of the key provisions of the Amended 2009 Plan, which reflects the Amendments proposed in this Proxy Statement. This summary does not purport to be a complete description of all of the provisions of the Amended 2009 Plan. The full text of the Amendments is set forth in Appendix A to this Proxy Statement, and the full text of the 2009 Plan has been filed with the Securities and Exchange Commission and is available upon written request to our Corporate Secretary at Tompkins Financial Corporation, P.O. Box 460, Ithaca, New York 14851.

Key Features of the Amended 2009 Plan

The Amended 2009 Plan contains features that the Board believes are consistent with the interests of shareholders and sound governance principles. These features include the following:

●	Flexibility and Performance Ties. The variety of equity and cash awards permitted under the Amended 2009 Plan affords flexibility with respect to the design of long-term incentives that are responsive to evolving regulatory changes and compensation best practices and incorporate tailored, performance-based measures. The Amendments further require a minimum vesting period of at least one (1) year for 95% of shares issued pursuant to awards granted under the Amended 2009 Plan.

●	No Discount Options. Stock options or SARs may not be granted or awarded with an exercise price less than 100% of the fair market value of our common stock on the date of grant or award.

●	No Repricings or Cash Buyouts. The direct or indirect repricing of stock options and SARs is prohibited. This prohibition applies both to repricings that involve lowering the exercise price of a stock option or SAR as well as repricings that are accomplished by canceling an existing award and replacing it with a lower-priced award. The Amendments further clarify that there will be no cash buyouts of stock options or SARs.

●	Compensation Committee Oversight. The Amended 2009 Plan will be administered by the Compensation Committee, which is comprised solely of non-employee, independent Directors.

●	Fixed Share Limit; No Annual “Evergreen” Provision. The Amendments authorize an additional 700,000 shares of our common stock to be eligible for issuance under the Amended 2009 Plan, for a total of 1,602,000 shares issuable under the Amended 2009 Plan. The Amended 2009 Plan provides a specific number of shares of our common stock available for awards and does not contain an annual or automatic increase in the number of available shares, other than equitable adjustments to reflect recapitalizations affecting all shares of our common stock, such as a stock dividend or stock split. The Amendments further limit the circumstances under which unused shares may be re-granted under the Amended 2009 Plan.

●	Performance-Based Compensation. The Amended 2009 Plan is structured to permit awards to satisfy the performance-based compensation requirements of Section 162(m) of the Code so as to enhance deductibility of compensation provided under the 2009 Plan. The Amendments further require that holders of performance-based restricted stock (as opposed to time-vested restricted stock) will only receive accrued dividends and voting rights with respect to the shares covered by such awards as performance criteria are satisfied.

Administration of the Amended 2009 Plan. The Plan is administered by our Compensation Committee (the “Committee”), which is comprised solely of non-employee, independent Directors. The Committee has the power in its discretion to grant awards under the Amended 2009 Plan, to determine the terms of such awards, to interpret the provisions of the Amended 2009 Plan and to take action as it deems necessary or advisable for the administration of the Amended 2009 Plan. The Amendments clarify that the Committee’s discretionary authority to accelerate vesting may only be exercised in connection with a participant’s death, disability, or retirement, and is subject in all events to the one (1) year minimum vesting period established by the Amendments. The Committee may, in its discretion, prescribe additional conditions, restrictions or terms on the vesting of an award, including the full or partial attainment of one or more of the performance criteria described in the section below entitled “Qualifying Performance-Based Compensation.” In the event that the Committee determines that it is advisable to grant restricted performance stock or performance units based on measures other than those specified below, those awards will not qualify for the performance-based exception under Section 162(m) of the Code. The Committee may require payment, or withhold payments made pursuant to awards, to satisfy applicable withholding tax requirements.

Restrictions on Grant Values/Shares. On an individual level, the maximum value of, and the maximum number of shares of common stock subject to, restricted stock and performance units awarded to any employee may not exceed $500,000 and 100,000 shares of common stock per year. In addition, on an individual basis, the maximum value (as computed on a grant-date economic basis in accordance with ASC Topic 718) of, and the maximum number of shares for which options or SARs may be granted may not exceed $500,000 and 300,000 per year. In the event we have certain changes in our capitalization, such as stock dividends or stock splits, or we have a corporate transaction, such as a reorganization, divestiture, liquidation, merger, consolidation, or acquisition of property or stock, the Committee will adjust in an equitable manner the number, kind or class of shares reserved under the Amended 2009 Plan and the individual and aggregate limits imposed on grants.

32

Termination and Amendment of the Amended 2009 Plan. The Amended 2009 Plan will automatically terminate in April 2019, or 10 years after the date it was adopted by the Board of Directors. In addition, the Board at any time may suspend, terminate or amend the Amended 2009 Plan, provided that any amendment will be submitted to our shareholders for approval if such shareholder approval is required by the Amended 2009 Plan or by any federal or state law or regulation or the rules of the NYSE MKT LLC (or any stock exchange on which the shares may then be listed or quoted). No amendment, modification, suspension or termination of the Amended 2009 Plan may have a materially adverse effect on any outstanding award without the consent of the affected participant.

Eligibility and Participation. The Committee determines the employees and non-employee Directors who are selected to participate, out of a pool of eligible participants which includes potentially all employees and non-employee Directors. An individual is selected based on his or her anticipated contribution to the achievement of the Company’s strategic goals and objectives. As of March 14, 2016, there were approximately 238 employees and no (0) non-employee Directors selected by the Committee for participation under the 2009 Plan.

Change in Control. If the Company is acquired by another company (the “Acquirer”), and if the Acquirer does not assume the outstanding stock awards or does not substitute equivalent stock awards, then all stock awards will immediately vest and, in the case of restricted performance stock and performance units, the targeted performance criteria will be deemed fully attained as of the effective date of such change in control. Incentive stock options, (“ISOs”) will be adjusted in a manner to preserve such status. If the Company is the surviving corporation following a Change in Control, or if the Acquirer assumes the outstanding options, SARs, restricted stock, restricted performance stock or performance units or substitutes equivalent equity awards relating to the securities of such Acquirer, then all such awards or such substitutes shall remain outstanding and be governed by their respective terms and the provisions of the Amended 2009 Plan. The Amended 2009 Plan provides that, within a two-year period following a Change in Control, if an employee is terminated by the Company, or if the employee voluntarily terminates for “good reason,” then all of his or her outstanding awards shall immediately vest and become exercisable. The criteria for “good reason” resignation will be established by the Committee within the parameters of the safe harbor of Code Regulation 1.409A-1(n)(2) for “Separations from service for good reason.” The safe harbor conditions include material reduction in salary or responsibilities, a job relocation involving a substantial distance, and certain other materially adverse changes. An employee who voluntarily terminates employment without good reason following a Change in Control will not be entitled to accelerated vesting.

Types of Awards under the Amended 2009 Plan. The Plan authorizes the Committee to grant awards to participants in any of the following forms, subject to such terms, conditions, and provisions as the Committee may determine to be necessary or desirable: Stock Options, either ISOs or nonqualified stock options (“NQSOs”); Stock Appreciation Rights (“SARs”); Restricted Stock; Restricted Performance Stock; Performance Units; and Company Stock (unrestricted). Stock options entitle the option holder to purchase shares at an exercise price established by the Committee. Options may be either ISOs or NQSOs, provided that only employees may be granted ISOs. SARs entitle the SAR holder to receive cash or shares equal to the positive difference (if any) between the SAR share value and the fair market value of the shares on the exercise date.

Exercise Price. The exercise price of an option or the share value of a SAR is the fair market value of the underlying shares on the date of grant.

Vesting/Expiration of Options. The Committee determines the terms under which options and SARs vest and become exercisable. The Committee’s current practice is to vest options at 100% over seven years, though it has historically vested options at 100% over four, five or seven years. Option holders may generally exercise the vested portion of their options after termination of employment for reasons stated in the award agreements, such as retirement, death or disability, or if termination occurs for certain reasons after a change in control. Any part of the option that has not been exercised by the end of the option term expires and is forfeited. Option terms may not exceed ten years from the date of grant.

Special Limitations on ISOs. If the Committee decides to grant ISOs, they will be subject to certain additional restrictions imposed by the Internal Revenue Code. ISOs may be granted only to employees, not to Directors. In addition, options are not treated as ISOs to the extent the total fair market value of stock with respect to which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000.

Payment upon Exercise of Options. The Committee may, in its discretion, accept payment in cash or in previously acquired shares (valued at the fair market value on the date of exercise) and held for the period required by the Committee. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an option may also be exercised through a cashless exercise procedure involving a broker or dealer, that affords participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the option in order to generate sufficient cash to pay the option price and/or to satisfy withholding tax obligations related to the option.

33

Exercise of SARs. Upon exercise of a SAR, a participant will be entitled to receive cash or shares, or a combination of both, at the discretion of the Committee, having an aggregate fair market value equal to the excess of (i) the fair market value of one share on the date of exercise, over (ii) the SAR share value, multiplied by the number of shares covered by the SAR or the number being exercised.

Termination of Options and SARs. In the event that a participant’s employment with us and all of our subsidiaries terminates prior to the expiration of an option or SAR, the participant’s right to exercise vested options or SARs shall be governed by the terms of the applicable award agreement for the option or SAR. Normally, if not vested, options expire on the participant’s termination of employment for any reason, but they may vest in full early if termination is by reason of our change in control followed by a termination of the participant’s employment by the Company or the Acquirer without cause or termination by the participant for good reason as described in the award agreement. All outstanding options and SARs, and any SARs and options to be issued under the Amended 2009 Plan will, expire on the 10th anniversary of their grant date.

Stock Awards and Performance Shares

●	Issuance. Stock awards may be issued either alone, in addition to, or in tandem with other awards granted under the Amended 2009 Plan. Stock awards may be denominated in shares or units payable in shares, and may be settled in cash, shares, or a combination of cash and shares. Restricted stock granted to participants may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may impose additional restrictions on a participant’s right to dispose of or to encumber restricted stock, including satisfaction of performance objectives.

●	Termination of Stock Awards. In the event a participant’s employment with us and all of our subsidiaries terminates prior to the vesting of a stock award, that award will be forfeited unless the terms of the award, as approved by the Committee at the time of grant, and subject to the terms of the Amended 2009 Plan, provide for accelerated vesting.

●	Qualifying Performance-Based Compensation. The Committee may specify that the grant, retention, vesting, or issuance of any award will be subject to or based on performance objectives or other standards of financial performance and/or personal performance evaluations, whether or not established and administered in accordance with the requirements of Section 162(m) of the Code for awards intended to qualify as performance-based compensation. The Committee may reduce the number of shares issued or the amount paid under an award to the extent specified in the award agreement, on the basis of such further considerations as the Committee in its sole discretion shall determine.

●	Establishment of Performance Goals. At the beginning of each performance period the Committee will establish performance goals applicable to performance-based awards. To the extent that performance conditions under the Amended 2009 Plan are applied to awards intended to qualify as performance-based compensation under Section 162(m), such performance goals will be objectively measurable and will be based upon the achievement of a specified percentage or level in one or more of the following criteria, subject to any objectively verifiable adjustment(s) permitted and pre-established by the Committee in accordance with Section 162(m) of the Code, as determined by the Committee in its sole discretion: earnings per share (actual or targeted growth); net income (before or after taxes); return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, or return on average equity); efficiency ratio; full-time equivalency control; stock price; noninterest income compared to net interest income ratio; expense targets; operating efficiency; Economic Value Added (EVA); credit quality measures; customer satisfaction measures; loan growth; deposit growth; net interest margin; fee income; and, operating expense. Performance goals may be based on one or more business criteria, one or more of our business units or divisions, our subsidiaries or affiliates, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. Performance awards granted under the Amended 2009 Plan may contain such additional terms and conditions, not inconsistent with the terms of the Amended 2009 Plan, as the Committee may determine, provided that, if the performance awards are intended to qualify as performance-based compensation under Section 162(m), such additional terms and conditions are also not inconsistent with Section 162(m).

U.S. Federal Income Tax Consequences

●	Stock options. There are no federal income tax consequences to a participant or the Company upon the grant of an ISO or an NQSO under the Amended 2009 Plan. Upon exercise of an NQSO, the option holder generally recognizes ordinary income in an amount equal to: (i) the fair market value of the acquired shares on the date of exercise, reduced by (ii) the exercise price the participant pays for the shares received in the exercise. Provided the Company satisfies applicable reporting requirements, it is entitled to a tax deduction in the same amount as the participant includes as ordinary income. An option retains its status as an ISO during the period the option holder is an employee and, if the ISO does not expire at termination, for 3 (three) months after his or her termination of employment (with certain exceptions for death and disability), subject to the $100,000 limit described above. Upon the exercise of an ISO, an option holder generally recognizes no immediate taxable income. When the option holder sells shares acquired through the exercise of an ISO, the gain is treated as long-term capital gain (or the loss is a long-term capital loss) unless the sale is a “disqualifying disposition.” A “disqualifying disposition” occurs if the option holder sells shares acquired on exercise within 2 (two) years from the grant date of the ISO or within 1(one) year from the date of exercise. On a disqualifying disposition, the option holder includes the gain realized on the sale of the shares as ordinary income (or ordinary loss). Gain (or loss) is determined by subtracting the exercise price paid from the larger of (i) the fair market value of the shares on the exercise date, or (ii) the amount realized by the option holder on the sale. The gain may constitute a tax preference item for computing the alternative minimum tax. Generally, the Company will not be entitled to any tax deduction for the grant or exercise of an ISO. If, however, the sale of shares acquired through exercise of an ISO is a disqualifying disposition, then provided the Company satisfies applicable reporting requirements, it will be entitled to a deduction in the same amount the participant includes in income. The excess of the fair market value of the shares acquired upon exercise of an ISO over the exercise price therefore constitutes a tax preference item for purposes of computing the “alternative minimum tax.”

34

●	SARs. There are no federal income tax consequences to either a participant or the Company upon the grant of a SAR. However, the participant generally will recognize ordinary income upon the exercise of a SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares received upon exercise. Provided the Company satisfies applicable reporting requirements, it will be entitled to a deduction equal to the amount included in the participant’s income.

●	Restricted Stock, Restricted Performance Stock & Performance Units. Except as otherwise provided below, there are no federal income tax consequences to either a participant or the Company upon the grant of restricted stock, restricted performance stock or a performance unit. With respect to restricted stock and restricted performance stock, the participant recognizes ordinary income in an amount equal to the fair market value of the shares on the earlier of (i) the date of vesting; and (ii) the date the shares become transferable. Subject to Section 162(m) of the Code, and provided the Company satisfies applicable reporting requirements, it will be entitled to a corresponding deduction. Notwithstanding the above, a recipient of a restricted stock or a restricted performance stock grant that is subject to a substantial risk of forfeiture may make an election under Section 83(b) of the Code, within 30 (thirty) days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time. When a performance unit is settled, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received or, if the performance unit is paid in cash, the amount paid. If the Committee allows deferrals of performance units, the participant’s tax on the performance unit will be postponed until the participant receives the stock or cash. No deferral will be allowed if the Committee determines that it will result in additional income tax under Section 409A. The terms of any such deferral will be determined in accordance with and under the terms of the deferral plan.

●	Golden Parachute Payments. Awards that are granted, accelerated or enhanced upon the occurrence of, or in anticipation of, a change in control may give rise, in whole or in part, to “excess parachute payments” under Section 280G and Section 4999 of the Code. With respect to any excess parachute payment, the participant would be subject to a 20% excise tax on, and the Company would be denied a deduction for the “excess” amount.

●	Section 162(m). Section 162(m) of the Code generally provides that publicly-held companies may not deduct compensation paid to certain of their top executive officers (generally, our NEOs) to the extent such compensation exceeds $1 million per officer in any year. Certain limited exceptions to Section 162(m) apply with respect to “performance-based compensation” that complies with conditions imposed by Section 162(m) rules, provided the material terms of such performance goals are disclosed to and approved by shareholders (for example, see “Qualifying Performance-Based Compensation” above). Stock options, SARs and performance awards granted under the Amended 2009 Plan and described above may constitute qualified performance-based compensation eligible for such exceptions.

Receipt or Allocation of New Plan Benefits

The Committee has not yet made any specific allocation of the additional shares that would be available for issuance under the Amended 2009 Plan if the Amendments are approved, and therefore it is not possible to determine the benefits or amounts that will be received by or allocated under the Amended 2009 Plan to the Company’s Named Executive Officers or to any other individuals. The Committee will consider in the future whether or not to make awards to any or all plan participants. The benefits to be received by the Company’s executive officers (including the Named Executive Officers), non-employee Directors, and employees under the Amended 2009 Plan are not determinable because, under the terms of the Amended 2009 Plan, grants are in the discretion of the Committee and the value of each grant will depend on the market price of the Company’s common stock on the date of grant. Please refer to the “Grants of Plan-Based Awards” table in the “Executive Compensation” section of this Proxy Statement, which reflects grants during 2015, for an example of how the Committee has made equity grants to Named Executive Officers in the past. It is not possible at this time to determine the amounts of the awards that may be granted under the Amended 2009 Plan in the future, assuming shareholder approval is obtained. There would have been no change in the awards which would have been granted to our executives, including our Named Executive Officers, during 2015 if the Amended 2009 Plan had been in effect. As indicated above, while non-employee Directors are eligible to participate in the Amended 2009 Plan and may in the future receive awards under the Amended 2009 Plan, to date the Committee has not granted any such awards to non-employee Directors.

35

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (excluding Securities in Column (a))
Equity Compensation Plans Approved by Security Holders	688,363	$44.29	117,327
Equity Compensation Plans Not Approved by Security Holders	0	0	0

Vote Required and Recommendation

The affirmative vote of a majority of votes cast by the holders of Common Stock eligible to vote thereon is required to pass this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2, UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE. Abstentions and broker non-votes will have no effect on this proposal.

36

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS INDEPENDENT AUDITOR

The Audit/Examining Committee of the Board of Directors of the Company has appointed the independent registered public accounting firm, KPMG LLP (“KPMG”), as the Company’s independent auditor for the fiscal year ending December 31, 2016. Although our Bylaws do not require the submission of the selection of the independent auditor to our shareholders for approval, the Board believes it is appropriate to give shareholders the opportunity to ratify the decision of the Audit/Examining Committee. Neither the Audit/Examining Committee nor the Board will be bound by the shareholders’ vote at the meeting but may take the shareholders’ vote into account in future determinations regarding the retention of the Company’s independent auditor.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast on the proposal is required for approval of this proposal. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of this proposal, and therefore will have no impact on the outcome of this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3, UNLESS THE SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

37

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and officers, and persons who own more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s capital stock. Officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based upon on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2015 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were satisfied in a timely manner.

TRANSACTIONS WITH RELATED PERSONS

Certain Directors and executive officers of the Company, members of their immediate families and companies or firms with which they are associated, were customers of, or had other transactions with, the Company or its wholly-owned subsidiaries in the ordinary course of business during fiscal 2015. Any and all loans and commitments to lend to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2015, the balance of all such loans was $4,726,182. None of the loans outstanding to Directors or executive officers of the Company, or members of their immediate families or companies or firms with which they are associated, were nonperforming at December 31, 2015.

The Board maintains a written policy governing the procedures by which the Company and any of its subsidiaries may enter into transactions with related parties (the “Policy”). The Policy defines an “Interested Transaction” as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or any if its subsidiaries is a participant, and (3) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or beneficial owner of less than 10 percent of another entity). A “Related Party” is any (a) person who is or was an executive officer of the Company during the prior 12 months, a Director of the Company or a nominee for election as a Director of the Company, (b) greater than 5 percent beneficial owner of the Company’s common stock, or (c) immediate family member of any of the foregoing. The Company’s Nominating and Corporate Governance Committee is apprised of any potential Interested Transaction, and this Committee is charged with evaluating and approving, as appropriate, any such transactions. The Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction. In its implementation of the Policy, the Committee also has reviewed certain types of Interested Transactions and has established standing pre-approval for these types of transactions, subject in all cases to compliance with applicable regulations of the SEC, federal and state bank regulatory authorities, and other regulatory agencies.

Director Michael Spain’s brother, William D. Spain, Jr. is a 50% owner of the law firm of Spain & Spain, PC. During 2016, the Company, through its subsidiary, Tompkins Mahopac Bank, paid $234,956 in legal fees to Spain & Spain, PC. Of this amount, $50,300 was paid as a general retainer, and $184,656 was paid for litigation fees. An additional amount of $145,575 was paid for mortgage closing services, the cost of which was reimbursed by the borrowers in connection with the mortgage closings.

38

REPORT OF THE AUDIT/EXAMINING COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit/Examining Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. The Audit/Examining Committee is composed of four non-employee Directors, all of whom are “Independent Directors” under Section 803 of the NYSE MKT LLC Company Guide and Rule 10A-3 under the Exchange Act.

The Audit/Examining Committee operates under a written charter approved by the Board. The Audit/Examining Committee’s primary duties and responsibilities are: to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements and to monitor the integrity of the Company’s financial statements; to monitor the independence and qualifications of the Company’s independent auditor; monitor the performance of the Company’s independent auditor and internal auditing department; provide an avenue of communication among the Company’s independent auditor, management, the internal auditing department, and the Board of Directors; and to monitor compliance by the Company with legal and regulatory requirements. The Audit/Examining Committee is also directly responsible for the appointment and compensation of the Company’s independent auditor.

The Audit/Examining Committee met nine times during fiscal 2015 and reports to the Board on a quarterly basis. The Audit/Examining Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit/Examining Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management.

The Audit/Examining Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It has direct access to the independent auditors and to any employee or officer of the Company it deems necessary. The Audit/Examining Committee has the ability to retain, at the Company’s expense and at compensation it deems appropriate, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm, KPMG, is responsible for performing an independent audit of the Company’s consolidated financial statements and an audit of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In connection with its responsibilities, the Audit/Examining Committee reviewed and discussed with management and with KPMG the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2015. The Audit/Examining Committee also discussed with KPMG the matters required to be discussed by Auditing Standard No. 16 as adopted by Public Company Accounting Oversight Board, received the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board relating to that firm’s communications with the Audit/Examining Committee concerning KPMG’s independence from the Company, and has discussed with KPMG its independence.

Based upon the Audit/Examining Committee’s discussions with management, the Company’s internal auditor, and KPMG and the Audit/Examining Committee’s review of the information described in the preceding paragraph, the Audit/Examining Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Members of the Audit/Examining Committee:

Paul J. Battaglia, Chair

Daniel J. Fessenden

Patricia A. Johnson

Frank C. Milewski

39

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit/Examining Committee has appointed KPMG to continue as the Company’s independent registered public accounting firm engaged for the purpose of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2016. A representative of KPMG is expected to attend the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

KPMG, a registered public accounting firm, is engaged as the Company’s independent auditor. The following table sets forth the aggregate audit fees billed to the Company for the fiscal years ended December 31, 2015 and December 31, 2014 by KPMG.

	2015	2014
Audit Fees:	$631,500	$584,300
Audit-Related Fees:	0	0
Tax Fees:	0	0
All Other Fees:	0	0

Audit Fees: These are fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the consolidated financial statements included in the Company’s periodic reports under the Exchange Act, and for services that would normally be provided by the Company’s auditor in connection with statutory and regulatory filings or engagements for the periods covered. Audit Fees also include activities related to internal control reporting under Section 404 of the Sarbanes-Oxley Act.

Audit-Related Fees: These include fees for assurance and related services provided by the independent auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” All fees billed by KPMG for services related to the audit or review of the Company’s financial statements are reported as “Audit Fees” above.

Tax Fees: These are fees for professional services rendered regarding tax compliance, tax advice or tax planning. More specifically, these include fees billed for tax return preparation, quarterly estimates, tax planning, and tax related research.

All Other Fees: These are fees for all other products and services provided by the independent auditor that do not fall within the previous categories.

The Company’s principal independent auditor, KPMG, did not perform any services other than financial audit services during fiscal 2015 nor 2014.

Audit/Examining Committee Pre-Approval Policy

The Audit/Examining Committee pre-approves all audit services and permitted non-audit services (including the fees and terms of such services) to be provided to the Company by its independent auditor, other than non-audit services falling within the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit/Examining Committee prior to the completion of the audit. The Audit/Examining Committee may delegate to one or more designated members of the Audit/Examining Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve one or more such services shall be reported to the full Audit/Examining Committee at its next scheduled meeting.

All audit and non-audit services provided by KPMG, the independent registered public accounting firm engaged for the purpose of auditing the consolidated financial statements of the Company for fiscal 2015 and fiscal 2014, were pre-approved by the Company’s Audit/Examining Committee.

40

SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2017 Annual Meeting and that shareholders desire to have included in the Company’s Proxy materials relating to such meeting must be received by the Company no later than December 2, 2016, which is 120 calendar days prior to the anniversary of the Company’s mailing of this Proxy Statement, and must be in compliance with SEC Rule 14a-8 in order to be considered for possible inclusion in the Proxy Statement and Form of Proxy for that meeting.

Under the Company’s Bylaws, in order for a matter to be deemed properly presented at the 2017 Annual Meeting, notice must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company no later than the close of business on December 2, 2016 (120 calendar days prior to the anniversary of the Company’s mailing of this Proxy Statement). These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet to have a proposal included in our Proxy Statement under SEC rules (described above). The shareholder’s notice must set forth, as to each matter the shareholder proposes to bring before the annual meeting (a) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any personal or other material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. In addition, a shareholder seeking to submit such business at an annual meeting shall promptly provide any other information reasonably requested by the Company. If a shareholder gives notice of such a proposal after the Bylaw deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting. SEC rules permit the proxy holders to vote in their discretion in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder’s compliance with this deadline. A shareholder nominee for election to the Board of Directors must be received by the Chairman of the Nominating and Corporate Governance Committee on or before December 1, 2016, as described above under “Proposal No. 1 – Election of Directors – Matters Relating to the Board of Directors.”

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K filed with the SEC is available without charge at our website (http://www.tompkinsfinancial.com) or by writing to: Tompkins Financial Corporation, ATTN: Francis M. Fetsko, Executive Vice President & Chief Financial Officer, P.O. Box 460, Ithaca, New York 14851. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s Internet site (http://www.sec.gov).

OTHER MATTERS

The Company’s Board of Directors knows of no business to be presented for shareholder action at the Company’s Annual Meeting other than the election of Directors, the approval of the amendments to the Company’s 2009 Equity Plan, and the ratification of the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2016. If any additional matters should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons acting under the proxy.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Company’s Annual Meeting, you are urged to vote your proxy promptly. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed Proxy Card in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by delivering to the Company’s Corporate Secretary prior to the Company’s Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Company’s Annual Meeting, filing a written notice of revocation with the Corporate Secretary at the Company’s Annual Meeting prior to the vote, and voting in person. To obtain directions to be able to attend the Annual Meeting and vote in person, please contact our Corporate Secretary at (607) 274-2078.

Dated: April 1, 2016	By Order of the Board of Directors

/S/ Kathleen A. Manley
Kathleen A. Manley
Asst. Vice President & Corporate Secretary

41

HOUSEHOLDING OF PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements and Annual Reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement or Annual Report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of this Proxy Statement and wish to receive only one, please contact the Investor Relations department of the Company. The Company will promptly have delivered, upon oral or written request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies from the Company should be directed to:

Tompkins Financial Corporation
The Commons
P.O. Box 460
Ithaca, NY 14851
(607) 274-2078

Attention: Ms. Kathleen A. Manley, Assistant Vice President and Corporate Secretary

42

Appendix A to Proxy Statement

AMENDMENT No. 1
to
TOMPKINS FINANCIAL CORPORATION
2009 Equity Plan

WHEREAS, Tompkins Financial Corporation, a New York corporation (the “Company”) maintains the Tompkins Financial Corporation 2009 Equity Plan (the “Plan”);

WHEREAS, pursuant to Section 12.2(a) of the Plan, the Board of Directors of the Company (the “Board”) may from time to time amend the Plan, subject to shareholder approval in certain instances; and

WHEREAS, the Board has authorized an amendment to the Plan, effective April 21, 2016, subject to shareholder approval at the Company’s 2016 Annual Meeting of shareholders occurring on May 9, 2016 (the “2016 Annual Meeting”).

NOW, THEREFORE, the Plan is hereby amended, subject to shareholder approval at the 2016 Annual Meeting, as follows:

Section 3.2(c) of the Plan is amended to read in its entirety as follows:

“(c) The Committee or the Board, as the case may be, shall determine and set forth in an Award Agreement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain Options to qualify as Incentive Stock Options. The Committee or the Board, as the case may be, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, in such manner and to the extent the Committee or the Board, as appropriate, shall determine in order to carry out the purposes of the Plan. Upon or in connection with a Participant’s death, Disability, or Retirement, the Committee or the Board, as the case may be, may, in its discretion, accelerate for such affected Participant (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee or the Board, as appropriate, determines that to do so will be in the best interests of the Company and the Participants in the Plan, and further provided that no such acceleration or amendment shall conflict with the minimum vesting requirements described in Section 4.1 of this Plan.”

Section 4.1 of the Plan is amended to read in its entirety as follows:

“Awards. Awards under the Plan may consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock and/or Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee or the Board, as the case may be, deems appropriate; provided however that, except for acceleration permitted by Article XI (Change in Control) and Section 12.1 (Adjustment Upon Change in Stock), ninety-five percent (95%) of the shares of Company Stock that may be issued pursuant to Awards under the Plan shall be subject to a minimum vesting, performance or restriction period, in each case of at least one (1) year from the Award date, notwithstanding any contrary provision . Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee or Non-Employee Director. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.”

Sections 4.3(a) and (b) of the Plan are amended to read in their entirety as follows:

“(a) The Company Stock to be offered under the Plan pursuant to Options, SARs, Performance Unit Awards, Restricted Performance Stock and Restricted Stock and unrestricted Company Stock Awards must be (i) Company Stock previously issued and outstanding and reacquired by the Company or (ii) authorized but unissued Company Stock not reserved for any other purpose. Subject to adjustment under Section 12.1, the number of shares of Company Stock that may be issued pursuant to Awards under the Plan (the “Section 4.3 Limit”) shall not exceed, in the aggregate, 1,602,000 shares. The Section 4.3 Limit may not be exceeded without the approval of the Shareholders, except as permitted by Section 12.1.

(b) Any shares of Company Stock subject to Restricted Stock or unrestricted Company Stock Awards shall not exceed 50% of the total shares available under the Plan. The Section 4.3 Limit shall not have counted against it shares of Company Stock subject to an Award which for any reason terminates by expiration, forfeiture, cancellation or otherwise without having been exercised or paid, or for which Performance Goals were not attained. Notwithstanding the foregoing, (i) shares of Company Stock withheld from any Award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the Option Price of an Option or the Exercise Price of any other Award, (ii) shares repurchased by the Company with Option proceeds, and (iii) any shares of Company Stock covered by a SAR, to the extent that it is exercised and settled in shares of Company Stock, and whether or not shares of Company Stock are actually issued to the Participant upon exercise of the SAR, shall not be added back to the number of shares available for Awards.”

43

Section 5.4(b) is amended to read in its entirety as follows:

“(b) Except as permitted by Section 12.1, the Committee may not (i) amend an Option or a SAR to reduce its Option Price or Exercise Price, (ii) cancel an Option or a SAR in exchange for cash or any other Award with a lower Option Price or Exercise Price than the original Option Price of the cancelled Option or Exercise Price of the cancelled SAR, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option or SAR, as defined under applicable NYSE rules, the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded, or generally accepted accounting principles.”

Section 6.3 is amended to read in its entirety as follows:

“Other Terms and Conditions. Company Stock, when awarded pursuant to a Restricted Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock Award. The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and shall have all other Shareholder rights, with the exception that (i) unless otherwise provided by the Committee, if any dividends are paid in shares of Company Stock, those shares will be subject to the same restrictions as the shares of Restricted Stock with respect to which they were issued, (ii) the Participant will not be entitled to delivery of any stock certificate evidencing the Company Stock underlying the Restricted Stock Award during the Restriction Period, (iii) the Company will retain custody of the Restricted Stock during the Restriction Period, (iv) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award, and (v) holders of Awards which are subject to Performance Goals will not have dividend or voting rights on such Awards unless and to the extent the Award vests, in whole or in part, based on attainment of such Performance Goal(s). The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including the attainment of Performance Goals in accordance with Section 4.5.”

Section 10.1(g) is amended to read in its entirety as follows:

Subject to Article XI, a Performance Unit Award shall terminate for all purposes if the Participant Terminates at any time during the applicable Performance Period, except as may otherwise be determined by the Committee (and so long as the performance criteria were satisfied prior to the termination of employment). In the event that a Participant holding a Performance Unit Terminates following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, the Performance Unit Award shall terminate except when the termination event is due to death, Disability or Retirement.

Section 11.3(c) is amended to read in its entirety as follows:

“(c) If (i) a Participant is Terminated by the Company without Cause within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all of such Participant’s outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse). In the case of Restricted Performance Stock and Performance Units, the target payout opportunities under all of such Participant’s outstanding Awards of Restricted Performance Stock and Performance Units shall be deemed to have been fully earned based on targeted performance being attained. A resignation will be deemed to be Termination without Cause for purposes of this Section 11.3(c) if the executive had “good reason” to resign. The criteria for “good reason” resignation will be established by the Committee within the parameters of the safe harbor of 26 CFR 1.409A-1(n)(2) for “Separations from service for good reason.”i

i Per Section 1.409A-1(n)(2): “[A] voluntary separation from service will be treated as an involuntary separation from service if the separation from service occurs under certain express conditions, a separation from service satisfying the conditions set forth in the plan will be treated as an involuntary separation from the service if the necessary conditions (or set of conditions) require the following:

44

Sections 12.2(a) and 12.2(b) are amended to read in their entirety as follows:

“(a)The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company, to the extent permitted by this Plan; provided, however, that no such amendment shall, without approval of the Company’s shareholders, (i) except as provided in Section 12.1, increase the number of shares of Company Stock which may be issued under the Plan, or otherwise amend Sections 4.3(a) and (b) regarding shares available under the Plan, (ii) expand the types of awards available to Participants under the Plan, (iii) materially expand the class of employees eligible to participate in the Plan, (iv) materially change the method of determining the Option Price of Options; (v) delete or limit the provision in Section 5.4 prohibiting the repricing or exchange of Options and SARs; (vi) extend the termination date of the Plan; (vii) allow for accelerated vesting of Awards except as permitted by Section 3.2(c), or Article XI, or for accelerated payment of Awards subject to IRC 409A; (viii) amend the minimum vesting period described in Section 4.1; (ix) amend the restrictions on dividend and voting rights applicable to Award shares which are subject to Performance Goals, as described in Section 6.3; (x) materially amend Article XI or any other provision hereof regarding Change in Control provisions; or (xi) be made to the extent that Shareholder approval is required to satisfy applicable law, regulation or any securities stock exchange, market or other quotation system on or through which the Company Stock is listed or traded. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.

(b) To the extent permitted by this Plan, the Committee may amend or modify any outstanding Options, SARs, Restricted Stock Awards, or Performance Unit Awards in any manner consistent with the terms of this Plan, but no such amendment or modification may make a change to any Award which would otherwise be a prohibited Plan amendment under 12.2(a) hereof.”

Except as specifically amended hereby, the Plan, including the Performance Goals described therein, is hereby ratified, approved and confirmed in all respects and remains in full force and effect.

i Per Section 1.409A-1(n)(2): “[A] voluntary separation from service will be treated as an involuntary separation from service if the separation from service occurs under certain express conditions, a separation from service satisfying the conditions set forth in the plan will be treated as an involuntary separation from the service if the necessary conditions (or set of conditions) require the following:

(A)  The separation from service must occur during a pre-determined limited period of time not to exceed two years following the initial existence of one or more of the following conditions arising without the consent of the service provider: (1) A material diminution in the service provider’s base compensation. (2) A material diminution in the service provider’s authority, duties, or responsibilities. (3) A material diminution in the authority, duties, or responsibilities of the supervisor to whom the service provider is required to report, including a requirement that a service provider report to a corporate officer or employee instead of reporting directly to the board of directors of a corporation (or similar governing body with respect to an entity other than a corporation). (4) A material diminution in the budget over which the service provider retains authority. (5) A material change in the geographic location at which the service provider must perform the services. (6) Any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the service provider provides services.

(B)  The amount, time, and form of payment upon the separation from service must be substantially identical to the amount, time and form of payment payable due to an actual involuntary separation from service, to the extent such a right exists.

(C)  The service provider must be required to provide notice to the service recipient of the existence of the condition described in paragraph (n)(2)(ii)(A) of this section within a period not to exceed 90 days of the initial existence of the condition, upon the notice of which the service recipient must be provided a period of at least 30 days during which it may remedy the condition and not be required to pay the amount.”

45

P.O. Box 460, Ithaca, New York 14851

(607) 273-3210

www.tompkinsfinancial.com

ANNUAL MEETING OF SHAREHOLDERS OF

TOMPKINS FINANCIAL CORPORATION

Monday, May 9, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2016:

The Notice of Meeting/Proxy Statement, Corporate Report, and Form 10-K
are available at www.tompkinsfinancial.com/proxy.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

21433000000000000000 3	050916

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1 BELOW,
AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

Proposal No. 1. Election of fourteen (14) directors for a term of one year:
NOMINEES:
o	FOR ALL NOMINEES	¡	John E. Alexander ¡ Craig Yunker
		¡	Paul J. Battaglia
o	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	Daniel J. Fessenden
		¡	James W. Fulmer
		¡	Carl E. Haynes
o	FOR ALL NOMINEES EXCEPT (See instructions below)	¡	Susan A. Henry
		¡	Patricia A. Johnson
		¡	Frank C. Milewski
		¡	Sandra A. Parker
		¡	Thomas R. Rochon
		¡	Stephen S. Romaine
		¡	Michael H. Spain
		¡	Alfred J. Weber

INSTRUCTIONS:

To withhold authority to vote for any individual Nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the circle next to each Nominee(s) with respect to whom you withhold authority to vote, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

o

	FOR	AGAINST	ABSTAIN
Proposal No. 2. Approve amendments to the Company’s 2009 Equity Plan, authorizing 700,000 additional shares, approving performance criteria and modifying certain Plan provisions.	o	o	o

Proposal No. 3. Ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2016.	o	o	o

In their discretion, the proxies will vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the shareholder is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If shareholder is a partnership, please sign in partnership name by authorized person.

TOMPKINS FINANCIAL CORPORATION
Annual Meeting of Shareholders to be held
Monday, May 9, 2016

YOUR VOTING CARD IS ATTACHED BELOW.

You may vote by telephone, via the Internet, by conventional mail, or in person at the Annual Meeting.

Please read the other side of this card carefully for instructions.

However you decide to vote, your representation at the
Annual Meeting of Shareholders is important to Tompkins Financial Corporation.

1

PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TOMPKINS FINANCIAL CORPORATION

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MONDAY, MAY 9, 2016

The undersigned shareholder of TOMPKINS FINANCIAL CORPORATION (the “Company”) hereby constitutes and appoints Francis M. Fetsko and Kathleen A. Manley, and each of them, as agent and proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company and that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 5:30 p.m. at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, NY, on Monday, May 9, 2016, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.

THE UNDERSIGNED HEREBY INSTRUCTS THE SAID PROXIES TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INSTRUCTION IS GIVEN ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, “FOR” THE AMENDMENTS TO THE COMPANY’S 2009 EQUITY PLAN, AUTHORIZING 700,000 ADDITIONAL SHARES, APPROVING PERFORMANCE CRITERIA AND MODIFYING CERTAIN PLAN PROVISIONS; AND “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP, AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016. THE PROXIES WILL VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS (INCLUDING MATTERS INCIDENT TO THE CONDUCT OF THE MEETING), AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 1, 2016, relating to the Annual Meeting of Shareholders to be held May 9, 2016. (Signature on the reverse side is required.)

(Continued and to be marked, signed and dated on reverse side.)

COMMENTS:

1.1	14475